UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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NORTHWEST PIPE COMPANY

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Notice of 2023

Annual Meeting of Shareholders and Proxy Statement

Northwest Pipe Company

A legacy grounded in water

201 NE Park Plaza Drive, Suite 100

Vancouver, WA 98684

April 17, 2023

Dear Fellow Shareholder:

You are cordially invited to attend the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, June 22, 2023, at 7:00 a.m. Pacific Time. As part of Northwest Pipe Company’s effort to encourage broader participation in the Annual Meeting, the Board of Directors has determined that the Annual Meeting will be conducted virtually via webcast instead of in-person. You will be able to attend the meeting, vote your shares, and submit questions by logging in at www.virtualshareholdermeeting.com/NWPX2023.

YOUR VOTE IS IMPORTANT. As a shareholder of Northwest Pipe Company, you can play an important role by considering and taking action on the matters set forth in the attached Proxy Statement. The time and attention you invest in making thoughtful decisions is appreciated.

It has been a rewarding year, but not without its challenges. Thank you for your support and continued interest in Northwest Pipe Company.

Sincerely,

Scott Montross President and Chief Executive Officer

| Notice and Proxy Statement | 2023
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE	Thursday, June 22, 2023
TIME	7:00 a.m. Pacific Time
PLACE	VIRTUAL: www.virtualshareholdermeeting.com/NWPX2023
RECORD DATE	Close of business on April 13, 2023
MAILING DATE	This Proxy Statement, together with the enclosed proxy card and the Annual Report on Form 10‑K for the year ended December 31, 2022 (“2022 Annual Report to Shareholders”) of Northwest Pipe Company (collectively with its subsidiaries, the “Company”) are first being mailed to shareholders of the Company on or about May 5, 2023

MEETING AGENDA

1.	To elect three directors, one to serve for a two-year term, and two to serve for a three-year term;
2.	To hold an advisory vote on the Company’s executive compensation;
3.	To hold an advisory vote on the frequency of shareholder advisory votes on executive compensation;
4.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

MEETING ADMISSION

The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Northwest Pipe Company will be held via webcast on Thursday, June 22, 2023, at 7:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/NWPX2023. To participate in the Annual Meeting, you will need your unique 16‑digit control number printed in the box and marked by the arrow on your proxy card or on the voting instructions from your stockbroker, bank, or other nominee that accompanied your proxy materials. On the record date, there were 9,998,974 shares of Common Stock then outstanding, with each share of Common Stock being entitled to one vote.

VOTING PLATFORMS

Only shareholders of record at the close of business on April 13, 2023 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. It is important that your shares be represented and voted at the meeting. Please complete, sign, and return your proxy card, or use the Internet or telephone voting systems.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and the Company’s 2022 Annual Report to Shareholders for the Annual Meeting to be held on June 22, 2023 are also available at www.proxyvote.com.

| Notice and Proxy Statement | 2023

FORWARD LOOKING STATEMENTS

Certain statements in this Proxy Statement, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), that are based on current expectations, estimates, and projections about Northwest Pipe Company’s business, management’s beliefs, and assumptions made by management. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this Proxy Statement. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

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| Notice and Proxy Statement | 2023

PROXY SUMMARY

PROXY SUMMARY

CREATING STAKEHOLDER VALUE

‘Creating Stakeholder Value’ Section starts on page 7.

57	Years of Quality Manufacturing Data as of 12/31/2022	13	Manufacturing Facilities	1,312	Company Employees	4	Branded Product Lines

Founded in 1966, Northwest Pipe Company is a leading manufacturer of water-related infrastructure products. In addition to being the largest manufacturer of engineered steel water pipeline systems in North America, the Company manufactures stormwater and wastewater technology products; high-quality precast and reinforced concrete products; pump lift stations; steel casing pipe, bar-wrapped concrete cylinder pipe, and one of the largest offerings of pipeline system joints, fittings, and specialized components.

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PROXY SUMMARY

DELIVERING VALUE

A combination of new population centers, rising demand on developed water sources, substantial underinvestment in water infrastructure over the past several decades, impacts from climate change, and increasingly stringent regulatory policies are driving demand for water infrastructure projects in the United States. The Company’s core market is the large-diameter, high-pressure portion of a water transmission pipeline which it believes has a total addressable market of approximately $2.0 billion over the next three years.

With the Company’s goal of creating growth and profitability to drive shareholder value, Northwest Pipe Company looks beyond the engineered welded steel pipeline market to achieve that growth. Currently the Company holds approximately 55% of the engineered steel pressure pipe addressable market. In addition to maximizing the steel pressure pipe water transmission business by being opportunistic with the limited but identified potential acquisition opportunities, it is essential to look to the precast concrete and engineered solutions market for growth through expansion or acquisition.

| Notice and Proxy Statement | 2023

PROXY SUMMARY

In 2022, despite a general trend of economic downturn, Northwest Pipe Company outperformed certain peer companies (the “Peer Group”) selected by the Company and the Russell 2000 Index of small-cap companies, which was due, in part, to the Company’s expansion in the precast market. See page 48 for companies included in the Peer Group.

EARNINGS PER SHARE	INDEXED RETURNS
Basic net income per share is computed by dividing the net income by the weighted-average number of shares of common stock outstanding during the period. Diluted net income per share is computed by giving effect to all potential shares of common stock, including stock options, restricted stock units (“RSUs”), and performance share awards (“PSAs”), to the extent dilutive. The chart below shows diluted net income per share, which was $3.11 in 2022.	Northwest Pipe Company has outperformed the Peer Group and the common market indexes it compares itself against. The chart below reflects performance compared to the common market indexes identified below and a weighted composite of the Peer Group selected by the Company. The index is based on cumulative returns from an initial $100 invested on December 31, 2017.

CORPORATE GOVERNANCE

‘Corporate Governance’ Section starts on page 16.

CORPORATE GOVERNANCE HIGHLIGHTS

SHAREHOLDER EMPOWERMENT AND ENGAGEMENT	✔	10% threshold for shareholder to call a special meeting
	✔	Robust year-round shareholder engagement
	✔	No poison pill
SKILLED AND INDEPENDENT BOARD OF DIRECTORS	✔	All directors are independent, except the Chief Executive Officer (“CEO”)
	✔	Range of tenures enables balance between historical experience and fresh perspectives
	✔	Skills and background aligned to the Company’s strategic direction
	✔	Director recruitment and selection process that formally prioritizes skills and qualifications and emphasizes leadership traits, work ethic, independence, business experience, and diversity of background
	✔	Diverse experience (industry, profession, public service, geography)

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PROXY SUMMARY

DEFINED BOARD STRUCTURE AND PROCESSES	✔

Independent Lead Director elected by independent directors, with expanded responsibilities, including formal responsibilities relative to director candidate selection and the Board of Directors (“Board”) self-evaluation processes

	✔	Regular executive sessions of independent directors
	✔	All members of all committees are independent directors
	✔	All members empowered to call special Board meetings at any time for any reason
	✔	Annual self-assessment to enable adequate Board refreshment and appropriate evolution of Board skills, experience, and perspectives; results shared and discussed in executive session of independent directors
	✔	Annual refresh of Corporate Governance Guidelines to ensure alignment with best practices
ROBUST OVERSIGHT OF RISKS AND OPPORTUNITIES	✔	Board responsible for risk oversight, with specific risk areas delegated to relevant Board committees
	✔	Purposeful inclusion of key risk areas on Board and/or committee agendas
	✔	Engagement with business leaders to review short-term plans, long-term strategies, and associated risks
	✔	Incentive compensation not overly leveraged and with maximum payout caps and design features intended to balance pay for performance with the appropriate level of risk-taking
	✔	Robust stock ownership requirements and prohibition from hedging and pledging Company securities
	✔	Equity clawbacks in the event of a significant financial restatement
COMMITMENT TO SUSTAINABILITY AND CORPORATE RESPONSIBILITY	✔	Dedicated adherence to principles of Integrity and Ethics, Inclusion and Diversity, and Workplace Respect, while fostering a performance culture based on Company behaviors
	✔	No use of corporate funds for political contributions; robust oversight of and transparency into political activities

PROPOSAL #1: ELECTION OF DIRECTORS

‘Proposal #1: Election of Directors’ Section starts on page 24.

Nominees	Title	Years of Service	Independent	Committee Membership
Irma Lockridge	Chief People and Systems Officer of CoorsTek	0	Yes	Compensation Committee; Nominating and Governance Committee
Scott Montross	President and Chief Executive Officer of Northwest Pipe Company	10	No	None
John Paschal	Retired President of Temtco Steel Division of Kloeckner Metals Corporation	4	Yes	Compensation Committee; Environmental and Social Governance Committee; Nominating and Governance Committee - chairperson

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

The Board of Directors unanimously recommends that shareholders vote “FOR” the election of its nominees for director. Proxies solicited by the Board will be voted “FOR” the election of the Board’s nominees unless a vote withholding authority is specifically indicated.

| Notice and Proxy Statement | 2023

PROXY SUMMARY

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

‘Proposal #2: Advisory Vote on Executive Compensation’ Section starts on page 33.

EXECUTIVE COMPENSATION

The following table reflects compensation awarded to the Company’s CEO, Chief Financial Officer (“CFO”), and each of the three other most highly compensated executive officers (collectively the “Named Executive Officers”) in 2022. More detailed information regarding Executive Compensation can be found on page 33 under “Executive Compensation Discussion and Analysis” and on page 41 under “Summary Compensation.”

Name	Principal Position	Salary	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

Scott Montross	Director, CEO, and President	$642,675	$977,851	$899,745	$13,748	$2,534,019
Aaron Wilkins	Senior Vice President and CFO	355,000	310,237	355,000	11,259	1,031,496
Miles Brittain	Executive Vice President	358,750	310,237	358,750	14,696	1,042,433
Eric Stokes	Senior Vice President	322,905	278,411	322,905	12,954	937,175
Michael Wray	Senior Vice President	308,275	265,803	308,275	11,676	894,029

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

The Board of Directors unanimously recommends voting “FOR” the approval of the compensation of the Named Executive Officers (“NEOs”) as disclosed in this proxy statement and as described pursuant to the compensation disclosure rules of the Exchange Act.

PROPOSAL #3: ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

‘Proposal #3: Advisory Vote on the Frequency of Shareholder Advisory Votes on Executive Compensation’ Section starts on page 51.

The advisory vote on the frequency of shareholder advisory votes on executive compensation is a non-binding vote as to how often the executive compensation advisory vote should occur: every one year, every two years, or every three years. You may either vote for one of these alternative frequencies or, if you desire, abstain from voting on this matter.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF 1 YEAR IN THIS PROPOSAL.

The Board of Directors unanimously recommends voting “FOR” the option of “1 Year” as the frequency with which shareholders are provided an advisory vote on executive compensation.

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PROXY SUMMARY

PROPOSAL #4: RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP

‘Proposal #4: Ratification of the Appointment of Moss Adams LLP’ Section starts on page 52.

AUDIT SERVICES AND FEES

Audit fees include fees for the audit of the annual financial statements, including required quarterly reviews, the audit of the Company’s internal control over financial reporting, and services in connection with other regulatory filings. Fees for services billed by the Company’s principal accountant, Moss Adams LLP (“Moss Adams”), for the years ended December 31, 2022 and 2021 were as follows:

2022         $1,388,000

2021         $1,232,500

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

The Board of Directors unanimously recommends voting “FOR” the ratification of the Audit Committee’s appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

ADDITIONAL INFORMATION

‘Additional Information’ Section starts on page 53.

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CREATING STAKEHOLDER VALUE

CREATING STAKEHOLDER VALUE

COMPANY CULTURE

Northwest Pipe Company’s core values are Accountability, Commitment, and Teamwork, or ACT for short, which it seeks to demonstrate in all of its behaviors and daily interactions, both internally and externally, and with all of its stakeholders.

PROFESSIONAL STANDARDS

Northwest Pipe Company takes pride in the high standards of conduct that it identifies with as a Company. The Company has controls in place relating to compliance with its Code of Business Conduct and Ethics (“Code”), including a requirement for employees and the Board of Directors to review and understand the requirements of the Code, as well as an established whistleblower hotline and related procedures.

The Company conducts training on the Code upon hire, and in regular intervals during the employee’s life cycle. The most recent ethics training for all salaried employees was launched in the fourth quarter of 2022.

The Company also conducts anti-trust training annually. The most recent anti-trust training for certain senior management and sales employees was the first quarter of 2023.

In addition, the Company recently conducted its “Respect in the Workplace” training which focused on inclusion, communication, and attentiveness to workplace behaviors and their impact on others.

2022 PERFORMANCE HIGHLIGHTS

In 2022, the Company maintained its high levels of production and strong financial performance amid the ongoing recovery from the global pandemic and prospect of an economic downturn. The sales increase in 2022 is due mainly to the continued integration of the Precast Infrastructure and Engineered Systems (“Precast”) businesses acquired in 2020-2021. A historically strong backlog and order book, along with growing demand in the Precast segment, are the main contributors to the Company’s recent success.

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CREATING STAKEHOLDER VALUE

FINANCIAL PERFORMANCE

REVENUE GROWTH (IN MILLIONS)	PROFITABILITY

In 2022, net sales revenue increased 37.3% to approximately $458 million from approximately $333 million in 2021. Recent growth can largely be attributed to the Company’s acquisitions of Geneva Pipe and Precast Company (“Geneva”) and Park Environmental Equipment, LLC (“ParkUSA”), which contributed $150 million to the Company’s 2022 net sales.

Earnings per share (“EPS”) ratio is the percentage of the Company’s net income per share if all profits are distributed to shareholders. The Company’s diluted EPS in 2022 was $3.11, a 168% increase from the $1.16 diluted EPS in 2021.

PRODUCT DEMAND

SPP BACKLOG INCLUDING CONFIRMED ORDERS (IN MILLIONS)	PRECAST ORDER BOOK (IN MILLIONS)

As of December 31, 2022, the Company had a backlog(1) of $274 million. The Company evaluates demand for its Engineered Steel Pressure Pipe (“SPP”) segment using backlog including confirmed orders(2), as confirmed orders are generally not canceled and, as such, provides a more holistic measure of demand. As of December 31, 2022, SPP’s backlog including confirmed orders was $372 million, indicating a healthy project load and future revenue.

As of December 31, 2022, the Company had an order book totaling $64 million in the Precast segment, a 25.5% increase from the prior year. ‘Order book’ includes unfulfilled orders outstanding at the measurement date.

(1)	‘Backlog’ includes the balance of remaining obligations under signed contracts for which revenue is recognized over time.
(2)	‘Confirmed orders’ includes projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed.

| Notice and Proxy Statement | 2022

CREATING STAKEHOLDER VALUE

GROWTH AND STRATEGIC OPPORTUNITIES

Northwest Pipe Company’s growth strategy is focused on diversifying into a broader water market and capitalizing on the unique attributes of its market position, production capabilities, reputation, and nationwide sales and distribution footprint. The Company’s goal is to create transformational growth and profitability in order to drive shareholder value via a two-pronged strategy: 1) growth in its precast-related market through both organic growth “Product Spread” strategy and acquisitions; and 2) maximize the steel pressure pipe business through cost reduction measures and “Lean Manufacturing” to drive further efficiencies. “Product Spread” is an initiative to add the production of ParkUSA products to pre-existing Northwest Pipe Company facilities, and vice versa in order to expand production and maximize overall efficiencies. “Lean Manufacturing” is a production method aimed primarily at reducing times within the production system as well as response times from suppliers and to customers.

Recent acquisitions present prime opportunities for the Company to expand its reach in the precast market. The Company acquired Geneva on January 31, 2020, a concrete pipe and precast concrete products manufacturer based in Utah. This acquisition expanded the Company’s water infrastructure product capabilities by adding additional reinforced concrete pipe (“RCP”) capacity and a full line of precast concrete products including storm drains, manholes, catch basins, vaults, and curb inlets as well as innovative lined products that extend the life of concrete pipe and manholes for sewer applications. On October 5, 2021, the Company acquired ParkUSA, a technology leader in water infrastructure products that manufactures water, wastewater, and environmental solutions at its three operating facilities in Texas. The ParkUSA products are assembled within concrete vaults or steel fabricated housings that can be delivered direct to the job site, saving valuable installation time for the Company’s customers.

Since 2020, the Company has shown a steady increase in Precast sales through its product diversification strategy. Given the size of the addressable precast market, the Company aspires to grow organically by spreading the manufacturing of ParkUSA’s products to pre-existing Northwest Pipe Company facilities.

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CREATING STAKEHOLDER VALUE

The Company’s strategy to expand production and maximize overall production efficiencies has been split as follows:

Level 1 (underway)
•	Build out capacity utilization at ParkUSA facilities in Texas
	–	Expansion will require retrofit of existing facilities
•	Begin where the Company already has production facilities; control production, low cost of entry
	–	Initial focus on wastewater, stormwater, and water distribution products
•	Complete enterprise resource planning system integration for ParkUSA

Level 2
•	Produce and ship ParkUSA products out of legacy Northwest Pipe Company facilities
	–	Pre-existing Geneva precast operations to serve as pilot locations in 2023
	–	Establish products at additional legacy Northwest Pipe Company locations once ParkUSA products are established at the Geneva locations
•	Emphasize cross-training across facilities

The Company is solidifying its commitment to the precast market by continuing to invest in its Geneva facilities in Utah. The Company has recently invested in a new batch plant at the St. George, Utah facility, replaced a concrete mixer and controls in the Salt Lake City, Utah facility, and has ordered a RCP machine with associated concrete batching and mixing equipment, also at the Salt Lake City facility. The RCP machine is expected to cost approximately $15 million and will improve efficiency and increase capacity to meet growing market demand for RCP as well as increase production capacity for other concrete products in Utah.

In addition to the focus on growing its business, the Company maintains the current strategic and operational initiatives:

•	take appropriate precautions to keep the Company’s employees safe;
•	integrate ParkUSA acquisition as quickly and as efficiently as possible;
•	improve performance through a persistent focus on margin over volume;
•	continue to implement cost reductions and efficiencies at all levels of the Company; and
•	identify strategic opportunities to grow the Company through expansion or acquisitions.

TRANSFORMING INITIATIVES

Northwest Pipe Company’s performance culture enables it to be agile in response to the fast-changing needs of its customers and is supported by its three core ACT principles: Accountability, Commitment, and Teamwork. In addition to these key components, core drivers of the manufacturing operations include safety, quality, innovation, Lean Manufacturing, and reducing environmental impact through all phases of the business. This unwavering commitment underlies the principle that good business, economic growth, and social responsibility flourish together.

| Notice and Proxy Statement | 2023

CREATING STAKEHOLDER VALUE

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”) INITIATIVES

In 2022, the Company committed to implementing an Environmental, Social, and Governance (ESG) program focusing on: 1) maintaining high product output while minimizing environmental impact and combatting the forces of climate change; 2) responding to stakeholder priorities; and 3) meeting future regulatory demands to report greenhouse gas emissions from its manufacturing activities. The Company’s ESG strategy will align with reporting frameworks such as the United Nations Sustainable Development Goals (SDGs), Global Reporting Initiative (GRI), Sustainability Accounting Standards Board (SASB), Task Force on Climate-related Financial Disclosures (TCFD) and others. Oversight of the Company’s ESG program is the responsibility of the Company’s executive management team. Further, the Company’s Board of Directors has created the Environmental and Social Governance Committee to assist with oversight and support of general environmental and social strategies, communication plans with stakeholders, and monitoring trends, recent developments, as well as developing regulations. The breadth of work led to the creation of a Corporate Social Responsibility Manager (CSRM) position, responsible for helping prioritize the Company’s ESG initiatives and driving them forward. Over the next year, the Company will develop and implement an ESG Roadmap to 1) identify and align ESG efforts across the Company; 2) prioritize ESG initiatives that are congruent with the Company’s strategic objectives; and 3) assign roles and responsibilities for executing activities intended to meet ESG goals.

The Company’s ESG Implementation Process

Establish a Baseline

Like many of its peers, the Company is just beginning its ESG journey and much of its work completed in 2022 centered on developing its baseline. The initial phase of the ESG implementation process featured a benchmarking exercise to determine the ESG issues that are important to its business strategy, and how it compares to industry peers. The benchmarking assessment provided a practical starting point, highlighting strengths to build on as well as opportunities to advance the ESG initiative. It also provided a clearer understanding of what shareholders are focused on, emerging topics, future material risks, and how the Company’s material issues are aligned. The Company also underwent a baselining exercise aided by a subscription to the Institutional Shareholder Services Corporate Solutions (ICS) Governance Analytics tool. The Company quickly improved its Social decile score from an ‘8’ to a ‘6’ (‘1’ being the highest rating and ‘5’ the median rating for companies in the 201030 “Construction & Engineering” GICS code) through careful review of its current operational practices and internal controls, as well as the publication and adoption of new policies.

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CREATING STAKEHOLDER VALUE

Materiality Assessment

To further understand the Company’s ESG priorities and objectives, a materiality assessment was conducted in the first quarter of 2023. Led by independent ESG and Sustainability consultants, the three-day workshop featured a series of interviews with a multidisciplinary group of subject matter experts and department leads. The overall goals of the exercise were to identify ESG risks and opportunities, provide data to serve as a tool to further assist in defining overarching strategy, and inform ESG and sustainability reporting and communications content to stakeholders.

Based on discussions and a ranking exercise, 16 key ESG topics were identified for Northwest Pipe Company to consider in its long-term business performance and ongoing ESG strategy. Moving forward, ESG materiality will be periodically reviewed in an effort to ensure the topics that are most important to the Company’s business and stakeholders are properly considered. The scatter-plot diagram below illustrates the prioritization ratings of material topics. While all the topics are important, material topics are separated by the level of attention and resources that may be needed to improve performance. Specifically, the Company will continue to maintain and manage performance of the topics identified in the “Continued Best Practices” category; however, these topics do not require the same level of attention and focus as the topics in the “Prioritize” category.

This chart represents Northwest Pipe Company’s preliminary results from its first materiality assessment and is intended to represent its identification of ESG topics relative to the Company’s overall strategic objectives and values. Prioritization and performance targets pertaining to ESG activities will be developed in the coming year.

Data from the workshop was presented to senior management, and the resulting sustainability framework is being used to develop a comprehensive sustainability strategy that will guide the Company’s ESG efforts in the coming years. The next steps (mid-2023) will be to define roles and responsibilities, establish key ESG goals and key performance indicators that are aligned with the Company’s annual goals and objectives, and eventually publish results.

| Notice and Proxy Statement | 2023

CREATING STAKEHOLDER VALUE

Greenhouse Gas (GHG) Emissions Scope 1 and 2

At the time of this Proxy writing, the Company was in the early stages of collecting its Scope 1 (direct emissions) and Scope 2 (emissions from utility consumption) initial data. Scope 1 data collection will rely on information from the Company’s facilities (e.g. fuel consumption), and is expected to be completed in 2023. Like the materiality assessment, results from the Scope 1 and 2 emission calculations will help inform the direction and strategic objectives of the Company’s ESG framework. In partnership with independent ESG and Sustainability consultants, the Company will explore opportunities to implement business practices to reduce energy consumption and emissions, along with the establishment of credible emissions reduction targets.

Water Security

As a manufacturer of water-related infrastructure products, the Company is committed to providing water to communities with the intent of improving environmental and public health outcomes. With climate change disrupting weather patterns and causing long-term drought in regions where water has previously been more available, responsible resource management and reliable water transmission solutions are becoming even more crucial. The Company’s quality and long-lasting engineered steel pipe products support critical modernization projects that replace or rehabilitate crumbling, aging infrastructure, reducing water loss and saving millions of gallons of water a year. Some examples of the projects the Company is proud to be involved with include:

•	The Pure Water San Diego Program, which will use proven water purification technology to clean recycled water to produce safe, high-quality drinking water. The Program offers a cost-effective investment for San Diego’s water needs and will provide a reliable, sustainable water supply. Pure Water San Diego is the City of San Diego’s phased, multi-year program that will provide nearly half of San Diego’s water supply locally by the end of 2035.

•	The Navajo-Gallup Water Supply Project in northwest New Mexico, which will provide a sustainable water supply for approximately 250,000 people by conveying water from the San Juan River to the eastern section of the Navajo Nation, the southwestern portion of the Jicarilla Apache Nation, and the City of Gallup, New Mexico.

•	The Lake Powell Pipeline (LPP), a long-term water supply plan for southern Utah that includes new resource development and increased water conservation. The LPP will transport water from Lake Powell through an approximately 140-mile buried pipeline to Washington County, Utah. Southern Utah’s population is projected to exceed 500,000 people by 2065. Meeting the community’s water needs will require ongoing conservation, water development projects and agricultural water transfers.

PRIORITIZING HEALTH AND SAFETY

Northwest Pipe Company’s goal is to send each employee home safe at the end of the day. As such, safety is at the central core of the Company’s culture, and is infused at every level of its organization. More than just policy and procedure, the Company’s safety program gives equal focus to the human side of safety, integrating coaching and mentoring efforts with compliance-driven approaches. By instilling a deep commitment to safety that reaches from the Company’s CEO to its general laborers, the Company has achieved industry-leading safety performance. Over the last four years, the Company’s average total recordable incident rate was 2.35 and its average days away rate was 0.51, calculated in accordance with the Occupational Safety and Health Administration’s (“OSHA”) record keeping requirements.

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CREATING STAKEHOLDER VALUE

The Company’s recordable incident and days away rates are significantly lower than comparable industry averages. Industry average rates are recorded to OSHA per 100 full-time workers for SIC code 33121 (Iron and steel pipe and tube manufacturing from purchased steel). 2022 industry rates are not yet available as of the date of this Proxy.

To align the Company’s commitment to safety with its incentive compensation plans, in 2023 the executive officers and certain members of the senior management team who have direct responsibility for the Company’s safety program will have 10% of their short-term incentive plan tied to the Company’s recordable incident rate, with a target of 2.8.

DIVERSITY AND INCLUSION

Diversity and inclusion are integral to Northwest Pipe Company’s employee experience, and the Company is proud of its diverse workforce. Companies that are diverse in age, gender identity, race, sexual orientation, physical or mental ability, ethnicity, and perspective are shown to be more resilient. Northwest Pipe Company values differences as strengths and believes the Company’s success and achievements as a company culminate from each individual’s unique background, perspective, talents, and skillset. A diverse workforce and inclusive working environment are the foundation for building the most effective, high-performing teams within the Company’s ACT culture.

The Company’s Affirmative Action Program (“AAP”) strives to hire, recruit, train, and promote employees without regard to race, age, religion, color, sex, national origin, physical or mental disability, marital or veteran status, sexual orientation, gender identity, or any other classification protected by law. Northwest Pipe Company only hires employees who meet the necessary education, training, skills and/or experience requirements to perform their job, and who can provide required documentation pertaining to legal eligibility and age requirements. To support these efforts, the AAP for the Company’s facilities in the United States is reviewed annually by a third-party consultant, establishing annual hiring goals for women, minorities, veterans, and individuals with disabilities.

| Notice and Proxy Statement | 2023

CREATING STAKEHOLDER VALUE

DEMOGRAPHIC DATA (as of December 31, 2022)

The charts below show self-identified ethnicity and gender within three working groups of Northwest Pipe Company employees: all team members (1,172 employees U.S. only), managers (140 employees U.S. only), and executive leadership (20 employees U.S. only).

Ethnicity

Gender

| Notice and Proxy Statement | 2023

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Northwest Pipe Company’s Board of Directors and management have committed themselves to establishing a strong corporate governance environment and to adopting best practices to meet the needs and goals of the Company. As part of that commitment, the Company has adopted Corporate Governance Principles, which cover such topics as qualifications and independence of Board members, the selection, orientation, and continuing education of Board members, as well as other topics designed to promote effective governance by the Board. The Company has also adopted a Code of Business Conduct and Ethics, which applies to all employees, officers, and directors of the Company. It sets forth guidance to help in recognizing and dealing with ethical issues, to provide mechanisms for reporting unethical conduct, and to promote a culture of honesty and accountability, and a Code of Ethics for Senior Financial Officers, which applies to senior financial officers and sets forth guidance to deter wrongdoing, promote honest and ethical conduct, and promote a culture of integrity and fairness. Copies of the Corporate Governance Principles, Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers are available on the Company’s website at www.nwpipe.com under “Investors” — “Corporate Governance,” or by writing to the Company’s Corporate Secretary, Northwest Pipe Company, 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684.

The Company has also adopted a Policy for Reporting Financial Irregularities (“Whistleblower Policy”), which is intended to create a workplace environment that encourages the highest standards of ethical, moral, and legal business conduct. The Whistleblower Policy establishes procedures for any person to confidentially and anonymously report violations, by any of the Company’s personnel, of the Code of Business Conduct and Ethics or any laws, rules, or regulations without fear of retaliation. The Whistleblower Policy also contains procedures for submission of complaints involving the Company’s accounting practices and financial internal controls.

DIRECTOR ELECTIONS

While directors are elected by a plurality of votes cast, the Company’s Corporate Governance Principles include a director resignation policy, requiring a director who receives more votes “withheld” than in favor of election in an uncontested election to submit to the Board of Directors a letter of resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee shall recommend to the Board the action to be taken with respect to such offer of resignation, and the Board shall promptly determine whether to accept such resignation, and shall publicly disclose its decision and rationale within 90 days following certification of the shareholder vote.

In accordance with this policy and in connection with the 2022 Annual Meeting of Shareholders, Michael Franson tendered his resignation from the Board to the Company, conditional upon the Board accepting such resignation. The Company believes that the large number of “withhold” votes received by Mr. Franson was primarily a result of a report issued by ISS Proxy Advisory Services Committee (“ISS”) in which ISS recommended votes be “withheld” for Mr. Franson because of the lack of racial or ethnic diversity on the Board. The Board, in consideration of, among other attributes, Mr. Franson’s valuable contributions to the Board and the Company as a whole, as well as the important role he is expected to fulfill for the future of the Board of Directors, determined not to accept Mr. Franson’s resignation. The events surrounding last year’s election are discussed in greater detail in the Company’s Current Reports on Form 8‑K filed on June 23, 2022 and June 29, 2022.

DIRECTOR INDEPENDENCE

The current Board of Directors consists of seven directors, one of whom is currently employed by the Company (Mr. Montross). The Board has affirmatively determined that all of the other directors (Mss. Julian and Lockridge and Messrs. Franson, Larson, Paschal, and Roman) are “independent” in accordance with the standards of the Nasdaq Stock Market, including standards related to independence for service on the committees on which they serve, and as defined by the director independence guidelines included in the Company’s Corporate Governance Principles.

| Notice and Proxy Statement | 2023

CORPORATE GOVERNANCE

Criteria for Director Independence

For a director to be considered independent, the director must not have any material relationships with Northwest Pipe Company, either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company, other than as a director or shareholder. Material relationships can include vendor, supplier, consulting, legal, banking, accounting, charitable, and family relationships, among others. The Board of Directors considered all relevant facts and circumstances in making its determination of independence, including the following:

✔	An independent director or nominee may not have been employed by Northwest Pipe Company or any of its subsidiaries or affiliates in the past three years.
✔

An independent director or nominee may not receive in excess of $120,000 from Northwest Pipe Company during any period of twelve consecutive months within the past three years other than (i) compensation for board or board member service, (ii) compensation paid to a family member who is an employee (other than an executive officer) of the Company, or (iii) benefits under tax-qualified retirement plan or non-discretionary compensation.

✔	An independent director or nominee may not have a family member who is, or at any time during the past three years was, employed by Northwest Pipe Company as an executive officer.
✔

An independent director or nominee may not be, or have a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which Northwest Pipe Company made, or from which the Northwest Pipe Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from the investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs.

✔

An independent director or nominee may not be an executive officer of another entity where a Northwest Pipe Company executive officer serves, or has served during the past three years, on the compensation committee of such entity.

✔

An independent director or nominee may not be, or have a family member who is, a current partner of Northwest Pipe Company’s outside auditor, or was a partner or employee of the outside auditor who worked on the Company’s audit at any time during the past three years.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Company’s Corporate Governance Principles provide that the independent members of the Board of Directors will select a lead director from among the independent directors if the positions of Chairperson of the Board and CEO are held by the same person or if the Chairperson of the Board is not an independent director. The responsibilities of the Chairperson of the Board include the following: set Board meeting agendas in collaboration with the CEO; preside at Board meetings and the annual shareholders’ meeting; assign tasks to the appropriate committees in accordance with their respective charters; serve as an ex-officio member of each Board committee; and ensure that information flows openly between management and the Board. The responsibilities of the lead director include the following: coordinate the activities of the independent directors; make recommendations to the CEO in setting Board meeting agendas on matters concerning the independent directors; prepare the agenda for executive sessions of the independent directors, chair those sessions, and be primarily responsible for communications between the independent directors and the CEO; evaluate, along with the members of the Compensation Committee, the performance of the CEO; assist the Nominating and Governance Committee in the annual self-evaluation of the Board; recommend to the Chairperson of the Board the retention of consultants, as necessary or appropriate, who report directly to the Board; advise the Chairperson of the Board as to the quality, quantity, and timeliness of information sent to the Board; consult with other members of the Board as to recommendations for Board and committee membership and chairpersons of the Board committees, and interview Board candidates; and perform such other duties as the Board may from time to time designate.

| Notice and Proxy Statement | 2023

CORPORATE GOVERNANCE

Mr. Roman, who has served as the Chairperson of the Board since January 2013, was not “independent” within the meaning of the applicable rules of the Nasdaq Stock Market until October 1, 2021 because of his previous employment with the Company. Mr. Franson was appointed as the Board’s Lead Director in August 2016 while Mr. Roman was not considered “independent” within the meaning of the applicable rules of the Nasdaq Stock Market. Despite Mr. Roman now meeting the definition of “independent,” the Board has determined to retain Mr. Franson’s Lead Director designation, as a reflection of the Board’s commitment to principles of independence.

Board’s Role in Risk Oversight

The Board of Directors oversees management’s Company-wide risk management activities which include assessing and taking actions necessary to manage risks incurred in connection with the long-term strategic direction of the Company and the operation of its business. The Board uses its committees to assist in its risk oversight function.

While senior management has primary responsibility for managing risk, the Board of Directors has responsibility for risk oversight with specific risk areas delegated to relevant Board Committees who report on their deliberations to the Board. The specific risk areas of focus for the Board and each of its Committees are summarized below. The Board relies on senior management to keep it informed with respect to the nature of risks facing the Company and how the Company is managing those risks.

Board/Committee		Primary Areas of Risk Oversight
Full Board	✔	Safety and employee welfare
	✔	Risk governance framework, including an enterprise-wide culture that supports appropriate risk awareness and the identification, escalation, and appropriate management of risk
	✔	Integrity, ethics, and compliance with its Code of Business Conduct
	✔	General strategic, commercial, operational, and economic risks
	✔	Financial projections including liquidity management
	✔	Strategic acquisition transactions, including execution and integration, and the competitive landscape for such acquisitions
	✔	Legal risks such as those arising from litigation, environmental, and intellectual property matters
	✔	Review of any other material transactions such as agreements involving corporate indebtedness, legal settlements or structure, commitments, or partnerships
Audit Committee	✔	Risk management practices, including data protection and cybersecurity
	✔	Compliance with regulatory requirements
	✔	Ensure the mitigation of certain financial risks
	✔	Review the external auditor’s qualifications and independence
	✔	Treatment of any complaints regarding accounting, internal control, or auditing matters through the anonymous submission process, when applicable
	✔	Accounting compliance oversite including the Company’s integrity over financial internal controls systems and disclosures
	✔	Review of material findings of any examinations conducted by federal, state, or other agencies
	✔	Review of transactions with related persons
Compensation Committee	✔	Human capital management matters
	✔	Compensation plans, programs, and arrangements and other employment practices and policies
	✔	Recruitment and retention of key talent
	✔	Labor compliance
	✔	Executive compensation
	✔	Maintaining remuneration framework

| Notice and Proxy Statement | 2023

CORPORATE GOVERNANCE

Board/Committee		Primary Areas of Risk Oversight
Environmental and Social Governance Committee	✔	Diversity and inclusion
	✔	Environmental stewardship
	✔	Social responsibility and sustainability
	✔	Corporate philanthropic activities
Nominating and Governance Committee	✔	Identification of qualified candidates for membership on the Board of Directors
	✔	Review of corporate governance developments for the purpose of recommending to the Board of Directors corporate governance practices, including revisions to the Company’s Corporate Governance Principles
	✔	Board training and onboarding
	✔	Recommending committee membership to the Company’s Board of Directors
	✔	Succession planning
	✔	Executive share ownership requirements and insider training compliance

Cyber-related Risks

The Board of Directors acknowledges the Company operates in a business environment encumbered by the increased risk of cyberattacks. The Audit Committee is responsible for oversight of the Company’s cybersecurity program and discusses the topic quarterly. The Audit Committee is involved with the review of management’s policies and procedures to prevent, detect, and to the extent it could become applicable in the future, mitigate the effects of a discovered breach. The Audit Committee believes that the Company’s efforts require continuous review due to the speed in which these types of criminal behaviors evolve, and due to the inherent risk with cybersecurity, that maintaining an insurance policy is necessary to help protect the operational and financial risks involved.

BOARD OF DIRECTORS MEETINGS

Regular attendance at the Company’s Board of Directors meetings and the Annual Meeting is expected of each director. The Board held five meetings during 2022, in addition to adopting unanimous written consents in lieu of a meeting. Each of the directors attended more than 75% of the total number of Board and applicable Committee meetings during their tenure in 2022. In addition, all of the directors serving at that time attended the Company’s 2022 Annual Meeting of Shareholders.

| Notice and Proxy Statement | 2023

CORPORATE GOVERNANCE

BOARD OF DIRECTORS COMMITTEES

The Board of Directors has an Audit Committee, a Compensation Committee, an Environmental and Social Governance Committee, and a Nominating and Governance Committee. Each of the Committees consists of independent directors and each of the Committees has adopted a written charter which is available on the Company’s website at www.nwpipe.com under “Investors” — “Corporate Governance.” The table below lists the current membership of each Committee.

Board Member	Audit Committee		Compensation Committee		Environmental and Social Governance Committee (1)		Nominating and Governance Committee
Michael Franson	✔		✔	+
Amanda Julian					✔	+	✔
Keith Larson	✔	+	✔		✔
Irma Lockridge			✔	(2)			✔	(2)
John Paschal			✔		✔		✔	+
Richard Roman	✔	(3)

+	Committee chair
(1)	The Environmental and Social Governance Committee was established in April 2022.
(2)	Irma Lockridge was appointed to the Compensation Committee and the Nominating and Governance Committee in April 2023.
(3)	Richard Roman was appointed to the Audit Committee in April 2022.

Audit Committee

The Audit Committee of the Board of Directors is responsible for the oversight and monitoring of: the integrity of the Company’s financial reporting process, financial internal control systems, accounting and legal compliance, and the integrity of the financial reporting; the qualifications, independence, and performance of the independent auditors; the Company’s compliance with applicable legal and regulatory requirements; oversight of risk management practices, including data protection and cybersecurity; and the maintenance of open and private, if necessary, communication among the independent auditors, management, legal counsel, and the Board. The Audit Committee met eight times in 2022. Each member of the Audit Committee is “independent” as defined by applicable Securities and Exchange Commission (“SEC”) and Nasdaq Stock Market rules. The Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

As a result of the resignation of Mr. Yearsley from the Company’s Board of Directors and its Audit Committee in February 2022, the Company was not in compliance with Nasdaq Listing Rule 5605, which requires that the Company’s Audit Committee be comprised of at least three directors, all of whom are independent pursuant to Nasdaq Stock Market rules and applicable law. Pursuant to Nasdaq Listing Rule 5605(c)(4), the Company was entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605. On April 7, 2022, the Board appointed Mr. Roman, a current independent member of the Board, to the Audit Committee. With the appointment, the Company is now in compliance with Nasdaq Listing Rule 5605.

| Notice and Proxy Statement | 2023

CORPORATE GOVERNANCE

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for the oversight and determination of executive compensation by reviewing, recommending, and approving salaries and other compensation of the Company’s executive officers, and administering the Company’s equity incentive and compensation plans, including reviewing, recommending, and approving equity incentive and compensation awards to executive officers. In addition, the Compensation Committee is responsible for recommending to the Board the level and form of compensation and benefits for all nonemployee directors; oversight of the Company’s human capital management matters; and reviewing, recommending, and taking action upon any other compensation practices or policies of the Company as the Board of Directors may request or the Committee may determine to be appropriate. The Compensation Committee has sole authority to retain and terminate a compensation consultant to assist in the evaluation of executive compensation. The Compensation Committee met four times in 2022. Each member of the Compensation Committee is “independent” as defined by applicable Nasdaq Stock Market rules.

Environmental and Social Governance Committee

In April 2022, the Board established the Environmental and Social Governance (ESG) Committee of the Board of Directors, and appointed Ms. Julian as Chairperson and Messrs. Larson and Paschal as committee members. The ESG Committee is responsible for providing oversight and support of the Company’s environmental, health, diversity, and safety compliance policies, programs, and initiatives, and its commitment to environmental, health, diversity, and safety, corporate social responsibility, social governance, sustainability, and other related public policy matters (collectively, “ESG Matters”) relevant to the Company. The ESG Committee monitors the Company’s general strategy relating to ESG Matters, the Company’s communication plans with employees, investors, and other stakeholders of the Company with respect to ESG Matters, the Company’s developments relating to, and improving its understanding of, ESG Matters, and the Company’s compliance with certain ESG Matter-related legal and regulatory requirements. The ESG Committee met three times in 2022, and its first meeting was held in June 2022. Each member of the ESG Committee is “independent” as defined by applicable Nasdaq Stock Market rules.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors recommends to the Board corporate governance principles for the Company, identifies qualified candidates for membership on the Board of Directors, and proposes to the Board of Directors for its approval nominees for election as directors. The Nominating and Governance Committee met five times in 2022. Each member of the Nominating and Governance Committee is “independent” as defined by applicable Nasdaq Stock Market rules.

COMMUNICATIONS WITH DIRECTORS

Any shareholder who wants to communicate with members of the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board, c/o Chairperson of the Board, Northwest Pipe Company, 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be submitted to the intended member(s) of the Board in a timely manner.

Nominations by Shareholders

In identifying qualified candidates for the Board of Directors, the Nominating and Governance Committee will consider recommendations by shareholders. Shareholder recommendations as to candidates for election to the Board may be submitted to the Company’s Corporate Secretary, Northwest Pipe Company, 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684. The Nominating and Governance Committee will evaluate potential nominees, including candidates recommended by shareholders, by reviewing qualifications, considering references, and reviewing and considering such other information as the members of the Nominating and Governance Committee deem relevant.

| Notice and Proxy Statement | 2023

CORPORATE GOVERNANCE

The Company’s Bylaws permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, in accordance with the Company’s Bylaws as amended effective December 6, 2022, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting for the current year has been changed by more than thirty (30) days from the first anniversary of the preceding year’s annual meeting, then for notice by the shareholder to be timely, the notice must be received not less than 90 days nor more than 120 days prior to the day of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of the annual meeting was first made by the Company. Prior to the Company’s most recent Bylaws amendment, notice of nominations had to be given not less than 60 days nor more than 90 days prior to the date of the meeting. In the event that the number of directors to be elected is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increase at least ten (10) days before the last day that a shareholder may deliver a notice of nomination pursuant to the foregoing provisions, then a shareholder’s notice will also be considered timely, but only with respect to any nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company. Any nominations for the 2024 Annual Meeting of Shareholders must be received by the Company not later than March 24, 2024.

Any nominations by shareholders must also comply with the timing, disclosure, procedural and other requirements as set forth in the Company’s Bylaws, as well as any other requirements set forth in Exchange Act Rule 14a‑19, including that the nominating shareholder actually solicit holders of shares representing at least 67% of the voting power of the shares entitled to vote in the Company’s election of directors. A shareholder’s notice of nomination must set forth certain information specified in the Company’s Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder and the shareholder and its nominee must undertake to provide supplemental information, agreements and questionnaires, as described in greater details in the Company’s Bylaws. The Company’s Bylaws, as amended effective December 6, 2022, expanded these notice and information requirements.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors and is comprised solely of directors who satisfy the independence, financial literacy, and other requirements set forth in the listing rules of the Nasdaq Stock Market and applicable securities laws. In addition, each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

The Audit Committee operates under a written charter, approved and adopted by the Board of Directors, which sets forth its duties and responsibilities. This charter, which is available in full on the Company’s website at www.nwpipe.com under “Investors” — “Corporate Governance”, is reviewed annually and updated, as appropriate, to address changes in regulatory requirements, authoritative guidance, evolving oversight practices, and investor feedback.

The Audit Committee’s primary duties and responsibilities are the oversight and monitoring of:

•	the integrity of the Company’s financial reporting process, financial internal control systems, accounting and legal compliance, and the integrity of the financial reporting of the Company;
•	the qualifications, independence, and performance of the Company’s independent auditors;
•	the compliance by the Company with applicable legal and regulatory requirements;
•	oversight of risk management practices, including the Company’s data protection practices and cybersecurity program; and
•	the maintenance of an open and private, if necessary, communication among the independent auditors, management, legal counsel, and the Board of Directors.

| Notice and Proxy Statement | 2023

CORPORATE GOVERNANCE

Management is responsible for preparing the Company’s financial statements and maintaining effective internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with applicable auditing standards and issuing a report thereon, and for performing an independent audit of the effectiveness of the Company’s internal controls over financial reporting. In this context, the Audit Committee performed the following:

•

met with Moss Adams, who has served as the Company’s independent registered public accountants since 2016, with and without management present, to review and discuss the Company’s audited financial statements and assessment of the Company’s internal control over financial reporting, as well as the critical audit matters addressed during the audit;

•

asked management and Moss Adams questions relating to such matters and discussed with Moss Adams the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301, “Communications with Audit Committees”;

•	reviewed the terms of the audit engagement, the overall audit strategy, timing of the audit, and significant risks identified; and
•

reviewed the critical accounting policies and practices applied by the Company in preparation of its financial statements, and critical accounting estimates and significant unusual transactions affecting the Company’s financial statements.

Based on the reviews and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2022 for filing with the SEC.

The Audit Committee’s responsibilities also include monitoring the qualifications, independence, and performance of the Company’s independent auditors. In reviewing the auditor’s performance, the Audit Committee considers the quality and efficiency of the services provided by the audit team, and reviews and discusses the auditor’s most recent PCAOB inspection report and its system of quality control. The Committee also reviews and discusses proposed staffing levels and the selection of the lead engagement partner from the independent registered public accounting firm. Further, the Audit Committee recognizes the importance of maintaining the independence of the Company’s auditor, both in fact and in appearance. For 2022, the Audit Committee received and reviewed the written disclosures and letter provided by Moss Adams as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee concurs with Moss Adams’ conclusion that they are independent from the Company and its management.

Respectfully submitted by the Audit Committee of the Board of Directors.

AUDIT COMMITTEE

Keith Larson, Chairperson

Michael Franson

Richard Roman

| Notice and Proxy Statement | 2023

PROPOSAL #1: ELECTION OF DIRECTORS

PROPOSAL #1: ELECTION OF DIRECTORS

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

At the Annual Meeting, three directors will be elected, one to serve for a two-year term and two to serve for a three-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees named below. The Board of Directors believes that the nominees will stand for election and will serve if elected as a director. However, if the person nominated by the Board fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board may recommend.

The Company’s Articles of Incorporation and Bylaws provide that the Board of Directors shall be composed of not less than six and not more than nine directors. The size of the Board is currently fixed at seven directors. Under the Company’s Articles of Incorporation and Bylaws, the Company’s directors are divided into three classes, with each class to be as nearly equal in number as possible. The term of office of only one class of directors expires each year, and their successors are generally elected for terms of three years, and until their successors are elected and qualified. The term of a director elected by the Board to fill a vacancy expires at the next annual shareholders’ meeting. As such, the term of Ms. Lockridge, who was appointed by the Board in February 2023, expires at the 2023 Annual Meeting. Ms. Lockridge has been nominated for a two-year term in order to make the classes more equal in number. There is no cumulative voting for election of directors.

The Nominating and Governance Committee has responsibility for identifying director nominees who collectively have the complementary experience, qualifications, skills, and attributes to guide the Company and function effectively as a Board. The Nominating and Governance Committee believes that the nominees presented in this proxy have the key personal attributes that are important to an effective Board of Directors: integrity, candor, analytical skills, willingness to engage management and each other in a constructive and collaborative fashion, and ability and commitment to devote significant time and energy to serve on the Board and its committees. The Company considers the following specific experiences, qualifications, and skills to be critical in light of its strategic priorities, business objectives, operations, and structure.

| Notice and Proxy Statement | 2023

PROPOSAL #1: ELECTION OF DIRECTORS

DIRECTOR SKILLS AND QUALIFICATIONS

STRATEGIC SKILLS

Industries, End Markets, and Growth Areas. Experience in industries, end markets, and growth areas that the Company serves enables a better understanding of the issues facing these businesses.

Manufacturing Experience. Growing sales outside of the engineered steel pressure pipe water transmission market, particularly in the precast concrete and engineered solutions market, is one of the Company’s long-term growth strategies. Hence, exposure to manufacturing economies is an important qualification for Company directors.

Regulated Industries/Government Experience. The Company’s customers and project stakeholders are subject to a broad array of government regulations, and demand for products and services can be impacted by changes in law or regulation in areas such as safety, environmental, and energy efficiency. It is important to have directors with experience in government and regulated industries that provide insight and perspective in working constructively and proactively with governments and municipalities.

Innovation and Technology. The Company strives to lead the industry in water transmission and infrastructure innovation. Expertise in physical product development, testing, and introduction is critical to continuing new growth paths for the Company’s business.

Human Capital. The Company is committed to developing its human capital, including culture, health and safety, and diversity and inclusion. Experience managing a large workforce brings understanding to the oversight of one of the Company’s key resources.

Marketing. Driving growth in existing and new markets is critical for Company growth. The Company’s directors who have that expertise and a much-desired perspective in marketing will aid in delivery of the Company’s products and services.

CORE COMPETENCIES

Senior Leadership Experience. Experience serving as CEO or a senior executive as well as hands-on leadership experience in core management areas – such as strategic and operational planning, financial reporting, compliance, risk management, and leadership development – provide a practical understanding of complex organizations.

Risk Management. In light of the Board of Directors’ role in risk, the Company seeks directors who can help identify, manage, and mitigate key risks, including cybersecurity, regulatory compliance, competition, brand integrity, human capital, climate change, and intellectual property.

Financial Expertise. The Company believes an understanding of finance and financial reporting processes is important for its directors to enable them to monitor and assess the Company’s operating and strategic performance and to ensure accurate financial reporting and robust controls. Northwest Pipe Company seeks directors with background and experience in capital markets, corporate finance, mergers and acquisitions, accounting, and financial reporting.

Cybersecurity. Experience in cybersecurity, intelligence, and data protection, including U.S. cybersecurity policy and the U.S. Government’s cybersecurity efforts and cybersecurity threats, contribute to the Board’s oversight of cybersecurity risks.

Public Company Board Experience. Service on the boards and board committees of other public companies provides an understanding of corporate governance practices and trends and insights into board management, relations between the board, the CEO, and senior management, agenda setting, and succession planning.

| Notice and Proxy Statement | 2023

PROPOSAL #1: ELECTION OF DIRECTORS

BOARD SKILLSET MATRIX

	Scott Montross (CEO)	Michael Franson (Lead Director)	Amanda Julian	Keith Larson	Irma Lockridge	John Paschal	Richard Roman (Chairperson)
Strategic Skills
Industries, End Markets, and Growth Areas	■	■	■	■	■	■	■
Manufacturing Experience	■	■	■	■	■	■	■
Regulated Industries/Government Experience	■	■	■	■	■	■	■
Innovation and Technology	■	■	■	■	■	■	■
Human Capital	■	■	■	■	■	■	■
Marketing	■	■	■	■	■	■	■
Core Competencies
Senior Leadership Experience	■	■	■	■	■	■	■
Risk Management	■	■	■	■	■	■	■
Financial Expertise	■	■	■	■	■	■	■
Cybersecurity	■	■	■	■	■	■	■
Public Company Board Experience (current | past)	■	■	■	■	■	■	■

■	Technical Expertise (direct hands-on experience or subject-matter expert during his/her career)

■	Managerial Expertise (expertise derived through direct managerial experience)

■	Working Knowledge (experience derived through serving as a member of a relevant board committee or serving as an executive officer or on the board of a public company in the relevant industry)

NOMINEES AND CONTINUING DIRECTORS

The following table sets forth the names of and certain information about the Board of Directors’ nominees for election as a director and those directors who will continue to serve after the Annual Meeting.

Nominees	Age	Director Since	Expiration of Current Term	Expiration of Nominated Term
Irma Lockridge	50	2023	2023	2025
Scott Montross	58	2013	2023	2026
John Paschal	64	2019	2023	2026
Continuing Directors
Michael Franson	68	2016	2025
Amanda Julian	47	2020	2024
Keith Larson	65	2007	2024
Richard Roman	71	2003	2024

| Notice and Proxy Statement | 2023

PROPOSAL #1: ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

IRMA LOCKRIDGE

Years of Service: 0 Age: 50 Committees: • Compensation Committee • Nominating and Governance Committee Independent: Yes Other directorships: Trinity Capital (NASDAQ: TRIN)	Specific Experience, Qualifications, Attributes, and Skills:
• Extensive experience in human resources, talent management, organizational design, and executive compensation
• Strong experience in strategy development, systems, and corporate communication
• Deep expertise in leadership development, succession planning, fostering corporate culture, and diversity, equity, and inclusion
• Broad experience in financial management, information technology systems, cybersecurity, and manufacturing processes
Board of Director Tenure:
Irma Lockridge has been a director of the Company since February 2023.
Business Experience:
Ms. Lockridge is currently the Chief People and Systems Officer at CoorsTek, a global engineered ceramics manufacturer. Ms. Lockridge’s responsibilities include leading the human resources function, corporate communications, and information systems. Prior to CoorsTek, Ms. Lockridge served as senior vice president of human resources in several businesses including Newell Brands, Western Union, TeleTech, and Colorado Casualty/Liberty Mutual Insurance. Ms. Lockridge has previous experience on both publicly traded and private company boards, and currently serves on the Board of Directors of Trinity Capital.

Education:
Ms. Lockridge holds a BA in Management from the Wharton Business School at the University of Pennsylvania and has attended several leadership academies at the Harvard Business School.

SCOTT MONTROSS

Years of Service: 10 Age: 58 Committees: None Independent: No Other directorships: None	Specific Experience, Qualifications, Attributes, and Skills:
• Extensive commercial and operational experience in the steel industry through various executive positions and his current tenure as the Company’s President and CEO
• In-depth understanding of industry manufacturing, critical infrastructure, product design and development, and supply chain logistics
• Significant management and finance experience including corporate reporting, accounting, controls, and mergers and acquisitions
Board of Director Tenure:
Scott Montross has been a director of the Company since January 2013.
Business Experience:
Mr. Montross has served as President and CEO of the Company since January 2013. Mr. Montross joined the Company in May 2011 and served as the Company’s Executive Vice President and Chief Operating Officer until December 2012. Prior to joining the Company, Mr. Montross spent a total of 24 years in the steel industry. Mr. Montross served as Executive Vice President, Flat Products Group for EVRAZ North America’s Oregon Steel Division from 2010 to 2011, as Vice President and General Manager of EVRAZ North America from 2007 to 2010, as Vice President of Marketing and Sales for Oregon Steel Mills, Inc. from 2003 to 2007, and as Vice President of Marketing and Sales for National Steel Corporation from 2002 to 2003.

Education:
Mr. Montross holds a BA in Liberal Arts from Colgate University.

| Notice and Proxy Statement | 2023

PROPOSAL #1: ELECTION OF DIRECTORS

JOHN PASCHAL

Years of Service: 4
Age: 64
Committees:
• Compensation Committee
• Environmental and Social Governance Committee
• Nominating and Governance Committee - Chair
Independent: Yes
Other directorships: None
Specific Experience, Qualifications, Attributes, and Skills:
• Extensive understanding of the steel manufacturing industry
• Broad experience with human capital, operations, and governance issues gained through hands-on leadership
• Significant expertise in manufacturing, product design and development, supply chain, and logistics
Board of Director Tenure:
John Paschal has been a director of the Company since August 2019.
Business Experience:
Mr. Paschal was the President of the Temtco Steel Division of Kloeckner Metals Corporation until his retirement in December 2020. Mr. Paschal and his late uncle, Bill Taylor of Taylor Machine Works, co-founded Temtco Steel in 1979 with an emphasis on high-strength steel and value-added services. Temtco Steel was sold to Kloeckner Metals in 2008.

Education:
Mr. Paschal holds a BS in Business Administration from Mississippi State University.

CONTINUING DIRECTORS

MICHAEL FRANSON

Years of Service: 18 Age: 68 Committees: • Audit Committee • Compensation Committee - Chair Independent: Yes Other directorships: None LEAD DIRECTOR	Specific Experience, Qualifications, Attributes, and Skills:
• Significant management and finance experience gained through senior leadership positions
• Extensive experience with merger and acquisition transactions
• Information technology and cyber expertise
• Deep understanding of corporate finance including investment banking, financial analysis, capital fundraising, and financial advisory services
Board of Director Tenure:
Michael Franson has been a director of the Company since August 2016. Mr. Franson previously served on the Board from 2001 until 2005, and again from 2007 until 2014.
Business Experience:
In July 2016, Mr. Franson retired from KPMG Corporate Finance LLC as Managing Director and Global Head of Technology M&A after serving in that role from 2014 to 2016. From 2005 to 2014, Mr. Franson was a co-founder and President of St. Charles Capital LLC, an investment banking firm focused on mergers and acquisitions, raising private capital, and providing financial advisory services for middle-market companies across the United States. From 2000 to 2005, Mr. Franson was a Managing Director at the Wallach Company, which was subsequently sold to KeyCorp, the parent of KeyBanc Capital Markets.

Education:
Mr. Franson holds a BS in Marketing from California State University at Chico and a MBA in Finance from the University of Oregon, Charles H. Lundquist College of Business.

| Notice and Proxy Statement | 2023

PROPOSAL #1: ELECTION OF DIRECTORS

AMANDA JULIAN, PHD, MA

Years of Service: 3 Age: 47 Committees: • Environmental and Social Governance Committee - Chair • Nominating and Governance Committee Independent: Yes Other directorships: None	Specific Experience, Qualifications, Attributes, and Skills:
• Extensive experience with organizational development and strategic human capital
• Deep experience in strategic planning, communications, leadership management, and finance gained through senior leadership positions
• Broad experience with corporate governance issues
Board of Director Tenure:
Amanda Julian has been a director of the Company since July 2020.
Business Experience:
Ms. Julian is a senior partner of NeoPsy Systems, a firm specializing in management and organizational psychology. Ms. Julian has over 19 years of experience working with investors and top-level senior executives in building great companies. Ms. Julian provides investor and management teams with an understanding of how to maximize leadership effectiveness and build value creation through long-term strategic planning. Specifically, Ms. Julian specializes in applied research to assist in executive selection, executive development, organizational assessment, and strategic planning.

Education:
Ms. Julian holds a PhD and MA in Industrial Psychology from Bowling Green State University and obtained her undergraduate degree from the University of Colorado Boulder.

KEITH LARSON

Years of Service: 16
Age: 65
Committees:
• Audit Committee - Chair
• Compensation Committee
• Environmental and Social Governance Committee
Independent: Yes
Other directorships: Rogers Corporation (NYSE:ROG)
Specific Experience, Qualifications, Attributes, and Skills:
• Extensive management, operational, technology, networking, and cybersecurity experience as well as corporate governance for a multinational public company
• Deep understanding of public policy and global economic indicators, risk assessment, and financial administration gained through leadership positions in Asia and western Europe
• Significant expertise in manufacturing, product design, and supply chain management
Board of Director Tenure:
Keith Larson has been a director of the Company since May 2007.
Business Experience:
Mr. Larson is on the board of directors of Rogers Corporation, a publicly-held company, and is an advisor to other privately-held companies. Mr. Larson was a Vice President of Intel Corporation and Senior Managing Director of Intel Capital, until his retirement in April 2019, where he was a voting member of the investment committee and managed the Financial Investments Portfolio. Mr. Larson served as a Managing Director of Intel Capital from 2004 to 2018, managing a team of investment professionals focused on identifying, making, and managing strategic investments in the manufacturing, memory and programmable solutions, and Sports and Bioinformatics vertical sectors. Mr. Larson formerly served on the board of regents of a university and on a state government council, which oversaw approximately $80 billion in investments of various Oregon State agencies and funds.

Education:
Mr. Larson attended UCLA and holds a BS in Business Administration, Accounting (Cum Laude) from the University of Southern California.

| Notice and Proxy Statement | 2023

PROPOSAL #1: ELECTION OF DIRECTORS

RICHARD ROMAN

Years of Service: 20 Age: 71 Committees: • Audit Committee Independent: Yes Other directorships: None CHAIRPERSON	Specific Experience, Qualifications, Attributes, and Skills:
• Extensive understanding of Company organization through previous tenure as the Company’s President and CEO
• Deep experience in corporate finance, insurance and risk management, mergers and acquisitions, capital markets, government regulations, and employee benefits
• Significant expertise in manufacturing operations, budgeting, planning, strategy, communications, and regulatory issues
Board of Director Tenure:
Richard Roman has been a director of the Company since January 2003 and the Chairperson of the Board since January 2013.
Business Experience:
Mr. Roman served as the Company’s CEO from March 2010 until December 2012 and as the Company’s President from October 2010 until December 2012. Previously, Mr. Roman was the President of Columbia Ventures Corporation, a private investment company which historically has focused principally on the international metals and telecommunications industries. Prior to joining Columbia Ventures Corporation in 1992, Mr. Roman was a partner at Coopers & Lybrand, an independent public accounting firm.

Education:
Mr. Roman holds a BA in History and Economics from Grinnell College and a MBA from the University of Chicago.

BOARD COMPOSITION

The Company’s Corporate Governance Principles specify that the criteria used by the Nominating and Governance Committee in the selection, review, and evaluation of possible candidates for vacancies on the Board of Directors should include factors relating to whether the candidate would meet the definition of “independent” as well as skills, occupation, and experience in the context of the needs of the Board. All candidates for election to the Board must be individuals of character, integrity, and honesty. The Company does not have a formal policy with respect to the consideration of diversity in identifying director candidates; however, the Nominating and Governance Committee Charter includes diversity as one of several criteria in recommending and reviewing a director nominee candidate. From time to time, the Nominating and Governance Committee has employed a third party to help identify or screen prospective directors, and may continue to do so at its discretion.

| Notice and Proxy Statement | 2023

PROPOSAL #1: ELECTION OF DIRECTORS

The Company believes that, in addition to diversity of personal characteristics and experiences, diversity of service tenures on the Board of Directors also facilitates effective Board oversight. Directors with many years of service to Northwest Pipe Company provide the Board with a deep knowledge of the Company, while newer directors lend fresh perspectives.

Board Diversity Matrix

As of April 27, 2023

Board Size
Total Number of Directors	7
	Female	Male
Gender Identity
Directors	2	5
Demographic Background
Hispanic or Latinx	1	-
White	1	5

| Notice and Proxy Statement | 2023

PROPOSAL #1: ELECTION OF DIRECTORS

DIRECTOR COMPENSATION

The Compensation Committee is responsible for recommending to the Board of Directors the level and form of compensation and benefits for directors. Mr. Montross, as a member of the Board who is also an employee, does not receive additional compensation for serving as director. In June 2022, the Compensation Committee, with the assistance of management, considered broad market-based survey data and recommended that certain nonemployee director compensation elements be increased.

For nonemployee directors, the Compensation Committee has approved the following director compensation:

	Effective Prior to June 2022	Effective June 2022
Chairperson of the Board annual retainer	$115,000	$120,000
Annual retainer, except for Chairperson of the Board	45,000	50,000
Lead Director	20,000	25,000
Audit Committee Chairperson	17,000	17,000
Audit Committee non-chair member	6,000	6,000
Compensation Committee Chairperson	10,000	10,000
Compensation Committee non-chair member	3,600	3,600
Environmental and Social Governance Committee Chairperson	-	10,000
Environmental and Social Governance Committee non-chair member	-	3,000
Nominating and Governance Committee Chairperson	9,250	10,000
Nominating and Governance Committee non-chair member	3,000	3,000

In addition, each nonemployee director receives an annual award of $70,000 payable solely in shares of the Company’s Common Stock pursuant to the Company’s equity incentive plan. The members of the Board of Directors are also reimbursed for travel expenses incurred in attending board meetings and out-of-pocket expenses related to board education.

DIRECTOR COMPENSATION TABLE

The following table reflects compensation earned by the directors for the year ended December 31, 2022, with the exception of Mr. Montross, CEO, whose compensation is included in the Summary Compensation table on page 41, and Ms. Lockridge, who was elected to the Board in February 2023.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Michael Franson	$86,000	$70,000	$156,000
Amanda Julian	58,000	70,000	128,000
Keith Larson	70,350	70,000	140,350
John Paschal	62,975	70,000	132,975
Richard Roman	122,000	70,000	192,000
William Yearsley (2)	13,500	-	13,500

(1)

On June 16, 2022, 2,276 shares of Common Stock were granted to Ms. Julian and Messrs. Franson, Larson, Paschal, and Roman. The amount included in this column represents the amount recognized by the Company in 2022 for financial statement reporting purposes for the fair value of the Common Stock awarded. The assumptions used to calculate the grant date fair value for the stock awards are in Note 14 of the Notes to Consolidated Financial Statements in Part II – Item 8. “Financial Statements and Supplementary Data” of the 2022 Annual Report to Shareholders.

(2)	As previously announced, Mr. Yearsley resigned from the Board of Directors in February 2022.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

In accordance with Section 14A of the Exchange Act, the Board of Directors is asking shareholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of the Named Executive Officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement. The text of the resolution is as follows:

“RESOLVED, that the shareholders of Northwest Pipe Company approve, on an advisory basis, the compensation paid to the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the SEC, including the Executive Compensation Discussion and Analysis, compensation tables, and narrative disclosure.”

The Company urges you to read the disclosure under “Executive Compensation Discussion and Analysis” below which discusses how the Company’s compensation policies and procedures implement its compensation philosophy. You should also read the Summary Compensation table and other related compensation tables and narrative disclosure which provide additional details about the compensation of the Named Executive Officers for 2022. The Company has designed its executive compensation structure to attract, retain, and motivate executives who can accomplish the Company’s business strategy, and whose interests are aligned with those of the Company’s shareholders. The Company believes that its executive compensation program does not encourage excessive and unnecessary risk-taking by the executives but, rather, encourages the executives to remain focused on both the short-term and long-term operational and financial goals of the Company.

While the Company intends to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company, its Board of Directors, or the Compensation Committee.

The Company currently holds its advisory vote on executive compensation annually. Accordingly, the next advisory vote on executive compensation will be held at the 2024 Annual Meeting of Shareholders.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis provides information about the Company’s compensation program for its Named Executive Officers:

•	Scott Montross, President and Chief Executive Officer
•	Aaron Wilkins, Senior Vice President, Chief Financial Officer, and Corporate Secretary (1)
•	Miles Brittain, Executive Vice President (2)
•	Eric Stokes, Senior Vice President and General Manager of Engineered Steel Pressure Pipe (3)
•	Michael Wray, Senior Vice President and General Manager of Precast Infrastructure and Engineered Systems (4)

(1)	Mr. Wilkins was appointed CFO on April 1, 2020, upon the former CFO’s retirement.
(2)	Mr. Brittain was promoted to Senior Vice President of Operations in February 2020 and to Executive Vice President in May 2021.
(3)

Mr. Stokes was promoted to Senior Vice President of Sales and Marketing, Water Transmission in February 2020 and to Senior Vice President and General Manager of Engineered Steel Pressure Pipe in May 2021.

(4)	Mr. Wray was promoted to Vice President and General Manager of Geneva Pipe in February 2020 and to Senior Vice President and General Manager of Precast Infrastructure and Engineered Systems in November 2021.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Further information about each of the executive officers is available in Part III – Item 10. “Directors, Executive Officers and Corporate Governance” of the 2022 Annual Report to Shareholders.

EXECUTIVE COMPENSATION OVERVIEW

	WHAT THE COMPANY DOES		WHAT THE COMPANY DOESN’T DO
✔

Pay for Performance. The Company closely aligns pay and performance, with a significant portion of target total direct compensation at-risk. The Compensation Committee validates this alignment annually and ensures performance-based compensation represents a significant portion of executive compensation.

✘

No Guaranteed Annual Salary Increases or Bonuses. Annual salary increases are based on evaluations of individual performance and the competitive market. In addition, the Company does not provide guarantees on cash bonus or incentive stock awards.

✔

Robust Performance Goals. The Company establishes clear and measurable goals and targets and holds its executives accountable for achieving specified targets to earn a payout under the incentive plans. The Company uses operational metrics for incentive compensation plans and performance-based long-term incentives to drive top- and bottom-line growth over multiple time frames.

		✘	No Excessive Perks. The Company does not provide perquisites except in cases where there is a compelling business or security reason.
✔	Claw Back Practices. Allow for recoupment of stock incentive compensation for a significant financial restatement.	✘	No Excessive Risks. Compensation practices are appropriately structured and avoid incentivizing employees to engage in excessive risk-taking.
✔	Maximum Payout Caps for Incentive Plans. Annual cash incentive compensation plan and performance plan payouts are capped.	✘	No Incentivizing of Short-Term Results to the Detriment of Long-Term Goals and Results. Pay mix is heavily weighted toward long-term incentives aligned with shareholder interests.
✔	Robust Stock Ownership Requirements. The Company requires executive officers to hold meaningful amounts of stock in multiple(s) of annual salary.	✘	No Hedging or Pledging. The Company does not allow directors, officers, or employees to hedge its stock.
✔

Double Trigger in the Event of a Change in Control (“CIC”). The Company has double trigger vesting on equity and severance for CIC; executives will not receive cash severance nor will equity vest in the event of a CIC unless accompanied by qualifying termination of employment.

✘

No Excise Tax Gross-Ups and No Accelerated Bonus Payments Upon CIC. Excise tax gross-ups are not provided for any executive officers. Plans provide that stock awards outstanding upon a CIC would be paid based on time/performance through the CIC dates.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Board of Directors and executive management at the Company believe that the performance and contribution of their executive officers are critical to the Company’s overall success. To attract, retain, and motivate the executives to accomplish the Company’s business strategy, the Compensation Committee establishes executive compensation policies and oversees executive compensation practices at the Company.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of the Company’s specific annual and long-term goals, and which aligns executives’ interests with those of the shareholders by rewarding performance that exceeds established goals, with the ultimate objective of improving shareholder value.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Compensation Committee also evaluates compensation programs to ensure that the Company maintains its ability to attract, retain, and motivate superior employees in key positions and that compensation provided to key employees remains competitive when compared with other employment opportunities. The Compensation Committee believes the Company’s executive compensation packages should include both cash and share-based compensation that reward performance as measured against established goals.

Process for Setting Executive Compensation

The Compensation Committee reviews and approves the salaries and other discretionary compensation of the Company’s executive officers, and administers the Company’s equity incentive and compensation plans, including reviewing and approving equity incentive and discretionary compensation awards to executives. The Compensation Committee annually reviews and approves compensation levels and pay mix for the executives.

•

The Compensation Committee exercises business judgment in determining the appropriate level and mix of executive compensation; cash compensation is used to provide a base salary, and to incentivize and reward executives based on their contributions to the Company, and equity-based compensation is used to tie the interests of the executives to the interests of the Company’s shareholders. There is no pre-established policy or target for the allocation between either cash and noncash or short-term and long-term incentive compensation, which enables the Compensation Committee the flexibility to adjust allocations dynamically as business conditions warrant.

•

The Compensation Committee uses qualitative individual performance objectives as a factor in making its decisions. The Compensation Committee and the CEO annually review the performance of each executive officer (other than the CEO whose performance is reviewed by the Compensation Committee after an evaluation from the Chairperson). Based on these reviews, the Compensation Committee makes compensation decisions, including salary adjustments and annual discretionary incentive compensation awards, for the executive officers.

•

The Compensation Committee evaluates and considers the Company’s annual performance within the context of its long-term strategic plan, identifying areas in which expectations were exceeded, achieved, or fell below stated goals. The structure of all incentive compensation plans is reviewed periodically to assure their linkage to the current objectives, strategies, and performance goals. Compensation practices are appropriately structured and avoid incentivizing employees to engage in excessive risk-taking.

•

The Compensation Committee evaluates and considers a variety of growth and profitability measures relative to historical performance and internal plans for awarding performance-based cash incentive compensation.

•	The Compensation Committee evaluates and considers performance criteria for awarding equity incentive awards.
•

The Compensation Committee generally does not utilize specific benchmark levels. Rather, the Compensation Committee considers broad, market-based survey data of comparable companies, such as that provided by Mercer LLC, Equilar, CompAnalyst, Willis Towers Watson, and WorldatWork.org, when assessing the competitiveness of compensation levels and pay mix for the CEO, CFO, and other executives.

•

From time to time, the Compensation Committee has retained independent consultants to advise the Committee on executive or director compensation matters, to assess total compensation program levels and program elements for executive officers or directors, and to evaluate marketplace trends in executive or director compensation. The Compensation Committee retained an independent consultant in 2022 to perform a market review of executive compensation and incentive plans.

Advisory Vote on Executive Compensation

Each year the Compensation Committee submits to shareholders an advisory resolution on executive compensation, and carefully considers the voting results of this proposal, though the final vote is advisory in nature and therefore not binding on the Company. The Company’s shareholders expressed strong support for the executive compensation program in the advisory vote at the 2022 Annual Meeting of Shareholders. Based upon these results, the Compensation Committee has determined to follow the shareholders’ recommendation by continuing its present compensation policies and practices.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

ELEMENTS OF COMPENSATION

The principal targeted components of compensation for executive officers for the year ended December 31, 2022:

The weighting of each of the components of compensation reflected in the Summary Compensation table on page 41 for the CEO and other NEOs was as follows for the year ended December 31, 2022:

Base Salary

Northwest Pipe Company provides executive officers and other employees with a base salary to compensate them for services rendered during the fiscal year. Base salaries are determined for each executive based on their experience, position, and responsibilities, and take into consideration market data and conditions. In addition, the Company considers the individual performance of each executive, and conducts internal reviews of each executive’s compensation, to ensure equity among executive officers. Salary levels are typically reviewed annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to salaries are based on the Compensation Committee’s assessment of the individual executive’s performance in conjunction with recommendations provided by the CEO.

Base salary is reflected in the ‘Salary’ column in the Summary Compensation table on page 41.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Performance-Based Cash Incentive Compensation

Northwest Pipe Company provides, from time to time, incentive compensation to retain, incentivize, and reward employees for high performance and achievement of corporate goals. The incentive compensation program provides for an award of cash incentive compensation to executive officers and others as a reward for the Company’s growth and profitability, and places a significant percentage of each executive officer’s compensation at risk. Awards are based on the Company’s achievement of certain financial performance measures.

In 2022, each Named Executive Officer was awarded a short-term incentive plan providing for cash payments for the achievement of certain levels of adjusted income before income taxes for the 2022 fiscal year. Adjusted income before income taxes is calculated by adjusting the Company’s income before income taxes as reported in its audited financial statements for certain events that occur during the year, such as the acquisition of businesses, the sales of significant capital assets, or other extraordinary or unusual developments. For 2022, there were no adjustments to the Company’s income before income taxes.

The following scale shows the payout as a percentage of base salary that may be awarded. Payouts for performance between the rankings are interpolated on a straight-line basis:

Adjusted Income before Income Taxes Performance in 2022	Payout as a Percentage of Base Salary for Mr. Montross	Payout as a Percentage of Base Salary for the other Named Executive Officers
> $40,680,000	140%	100%
$27,120,000	70%	50%
$13,560,000	35%	25%
< $13,560,000	0%	0%

Cash payments under this short-term incentive plan were made in March 2023, and were determined by multiplying base salary times the payout percentage of 140% for Mr. Montross and 100% for Messrs. Wilkins, Brittain, Stokes, and Wray.

Performance-based cash incentive compensation is reflected in the ‘Non-Equity Incentive Plan Compensation’ column in the Summary Compensation table on page 41.

Discretionary Incentive Compensation

Northwest Pipe Company provides, from time to time, discretionary incentive compensation in recognition of an executive officer’s or other employee’s success in attaining results that delivered value to the Company, or for other reasons as determined appropriate by the Compensation Committee.

In 2022, no discretionary cash incentive compensation was awarded.

Discretionary incentive compensation is reflected in the ‘Bonus’ column in the Summary Compensation table on page 41.

Equity Incentive Awards

Northwest Pipe Company provides equity incentive awards to executive officers and certain designated key employees. The equity incentive awards are designed to ensure that the executive officers and key employees have a continuing stake in the Company’s success. In addition, the awards emphasize pay-for-performance. Terms and conditions of the awards are determined on an annual basis by the Compensation Committee.

When granted, RSUs are service-based and entitle the holder to receive Common Stock at the end of the vesting period (generally over periods up to three years), subject to continued employment. RSUs are designed to attract and retain executive officers and others by providing them with the benefits associated with the increase in the value of the Common Stock during the vesting period, while incentivizing them to remain with the Company long-term.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

When granted, PSAs are service-based awards with a performance-based vesting condition. PSAs serve several purposes. They have value to the holder only if the goals are achieved during their performance measurement period, and they serve as a retention tool because the performance measurement periods generally extend over one year. Additionally, the holders benefit further if they are successful in increasing the value of the Company’s Common Stock. When PSAs are granted, they typically include vesting conditions that entitle the holder to receive between zero and 200 percent of the target award. Payouts for performance between the rankings will be interpolated on a straight-line basis.

In 2022, each Named Executive Officer received an award of PSAs and RSUs valued at an amount equal to a specific percentage of their respective annual base salary, with 75 percent of each award represented by PSAs and 25 percent of each award represented by RSUs.

The PSAs awarded in 2022 will vest based on the Company’s Earnings before Interest Expense, Income Taxes, Depreciation, and Amortization Margin before extraordinary or unusual items (“EBITDA Margin Performance”) over the measurement period. The following scale shows the adjustment to the number of PSAs that may be awarded following the measurement period:

EBITDA Margin Performance	Payout as a Percentage of Target Award
>16.9%	200%
12.0%	100%
7.5%	50%
<7.5%	0%

One-third of the PSAs awarded in 2022 vested on March 31, 2023 based on EBITDA Margin Performance for the 2022 fiscal year; the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 132%. One-third of the PSAs will vest on April 1, 2024 based on EBITDA Margin Performance for the 2022-2023 fiscal years and one-third of the PSAs will vest on March 31, 2025 based on EBITDA Margin Performance for the 2022-2024 fiscal years. In the event a “change in control” of the Company (as defined in the Performance Share Unit Agreement) occurs at any time prior to March 31, 2025, the PSAs will become immediately vested and the number of shares awarded will be based on the results obtained through the change in control date, unless provisions were made for the substitution, assumption, exchange, or other continuation or settlement of the PSAs, or if the Performance Share Unit Agreement would otherwise continue in accordance with its terms in the circumstances.

One-third of the RSUs awarded in 2022 vested on January 16, 2023, and one-third of the RSUs will vest on January 15, 2024 and January 15, 2025, based upon continued service with the Company on that date. In the event a “change in control” of the Company (as defined in the RSU agreement) occurs at any time prior to January 15, 2025, a pro-rata number of RSUs will be calculated based on time elapsed as of the date of the change in control, and those RSUs will be immediately vested, unless provisions were made for the substitution, assumption, exchange, or other continuation or settlement of the RSUs, or if the Restricted Stock Unit Agreement would otherwise continue in accordance with its terms in the circumstances.

Equity incentive awards are reflected in the ‘Stock Awards’ column in the Summary Compensation table on page 41. These amounts represent the target value of the award issued, but not what was actually received by the Named Executive Officer.

Retirement Benefits

Northwest Pipe Company offers a qualified 401(k) defined contribution plan. The ability of executive officers to participate fully in this plan is limited under IRS and ERISA requirements. The 401(k) plan encourages employees to save for retirement by investing on a regular basis through payroll deductions. The retirement benefits include Company contributions to a qualified 401(k) defined contribution plan.

Retirement benefits are reflected in the ‘All Other Compensation’ column in the Summary Compensation table on page 41.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Perquisites and Other Personal Benefits

Northwest Pipe Company provides executive officers with limited perquisites and other personal benefits that it and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable it to attract, retain, and motivate employees for key positions. The Company is selective in its use of perquisites, utilizing perquisites that are commonly provided, the value of which is generally modest. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The primary perquisites are life insurance premiums and phone allowance.

Perquisites and other personal benefits are reflected in the ‘All Other Compensation’ column in the Summary Compensation table on page 41.

EXECUTIVE COMPENSATION AND RISK

Northwest Pipe Company believes its executive compensation programs do not encourage excessive and unnecessary risk-taking by the executive officers because its programs are designed to encourage the executive officers to remain focused on both the short-term and long-term operational and financial goals of the Company. The Company achieves this balance through a combination of elements in its overall compensation plans, including: elements that reward different aspects of short-term and long-term performance; incentive compensation that rewards performance on a variety of different measures; awards that are paid based on results averaged out over several years; and awards paid in cash and awards paid in shares of the Company’s stock, to encourage better alignment with the interests of shareholders. Additionally, annual compensation decisions for executive officers are influenced by the review of the performance of each executive officer by the Compensation Committee, including an evaluation of the officers’ commitment to promoting effective internal controls and legal and regulatory compliance. The Company believes this helps to ensure “the tone at the top” deters unnecessary risk-taking.

Clawback Provisions

Northwest Pipe Company’s performance-based equity incentive awards contain a provision that allows the Company to recapture amounts paid to the Named Executive Officers under certain circumstances. If the Company’s financial statements are the subject of a restatement due to misconduct, to the extent permitted by governing law, in all appropriate cases, the Company will seek reimbursement of excess share compensation granted under the agreements for the relevant years. For purposes of this provision, excess share compensation means the positive difference, if any, between (i) the award paid to the Named Executive Officer and (ii) the award that would have been paid to the Named Executive Officer had the award been calculated based on the Company’s financial statements as restated.

In addition, in February 2023, pursuant to mandates set forth in Rule 10D‑1 of the Exchange Act, Nasdaq proposed a new listing standard that would require issuers to adopt and comply with written clawback policies subjecting any incentive compensation (including both cash and equity compensation) paid to any current or former executive officer to recoupment if the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements, without regard to any fault or misconduct. The Company intends to adopt new clawback policies consistent with the Nasdaq listing standards as adopted.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Stock Ownership and Anti-Hedging/Pledging Policy

The Nominating and Governance Committee of the Board of Directors has adopted a stock ownership policy because it believes it is in the best interests of the Company and its shareholders to align the financial interests of the executive officers and directors with those of the Company’s shareholders. Under the policy, the directors are expected to accumulate and own shares having a market value equal to three times their annual cash retainer; the CEO is expected to accumulate and own shares having a market value equal to three times his base salary; and each of the other Named Executive Officers is expected to accumulate and own shares having a market value equal to either one or two times their base salary, depending on their position with the Company. Each executive officer or director has five years to accumulate the expected ownership level beginning from their date of hire or promotion. Until such ownership is achieved, each executive officer or director is required to retain 100% of net after-tax shares issued upon vesting of equity incentive awards. In addition, executive officers and directors are expressly prohibited from engaging in hedging transactions related to the Company’s stock, including trading in publicly-traded options, puts, calls, or other derivative instruments related to the Company’s stock, and from pledging the Company’s stock as collateral for a loan.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

The following table reflects compensation for the Named Executive Officers for the years ended December 31, 2022, 2021, and 2020. The SEC’s calculation of total compensation, as shown in the Summary Compensation table set forth below, includes several items that are driven by accounting and actuarial assumptions, which are not necessarily reflective of compensation actually realized by the Named Executive Officers in a particular year.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation		Total ($)

Scott Montross	2022	$642,675	$-	$977,851	$899,745	$13,748	(2)	$2,534,019
Director, CEO, and President	2021	607,331	-	876,489	446,907	13,148	(2)	1,943,875
	2020	577,368	60,000	876,492	435,658	12,755	(2)	1,962,273

Aaron Wilkins	2022	355,000	-	310,237	355,000	11,259	(3)	1,031,496
Senior Vice President and CFO	2021	320,000	-	259,241	168,195	10,717	(3)	758,153
	2020	305,000	38,000	259,251	164,386	12,293	(3)	778,930

Miles Brittain	2022	358,750	-	310,237	358,750	14,696	(3)	1,042,433
Executive Vice President	2021	327,417	-	255,012	172,093	13,981	(3)	768,503
	2020	297,709	8,000	254,987	160,456	13,521	(3)	734,673

Eric Stokes	2022	322,905	-	278,411	322,905	12,954	(2)	937,175
Senior Vice President of SPP	2021	297,515	-	231,635	156,377	12,277	(2)	697,804
	2020	266,250	7,000	231,615	143,501	14,239	(4)	662,605

Michael Wray	2022	308,275	-	265,803	308,275	11,676	(3)	894,029
Senior Vice President of Precast	2021	263,333	-	125,009	138,411	11,096	(3)	537,849
	2020	247,000	25,000	99,991	133,126	11,060	(3)	516,177

(1)

The amounts included in this column represent the aggregate grant date fair value of RSUs and PSAs granted during the years reported in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used to calculate the grant date fair value for the stock awards are in Note 14 of the Notes to the Consolidated Financial Statements included in Part II – Item 8. “Financial Statements and Supplementary Data” of the 2022 Annual Report to Shareholders. These amounts do not correspond to the actual value that will be recognized by the Named Executive Officers.

(2)	Includes amounts paid by the Company for contributions to the qualified 401(k) defined contribution plan and life insurance premiums.
(3)	Includes amounts paid by the Company for contributions to the qualified 401(k) defined contribution plan, life insurance premiums, and a monthly phone allowance.
(4)	Includes amounts paid by the Company for contributions to the qualified 401(k) defined contribution plan, life insurance premiums, and a monthly auto allowance until his promotion in February 2020.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

2022 GRANTS OF PLAN-BASED AWARDS

The following table sets forth, for each of the Named Executive Officers, the performance-based incentive awards granted for the year ended December 31, 2022.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards (4)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott Montross	Non-Equity Award		$-	$449,873	$899,745
	6/16/2022	(2)				-	23,850	47,700		$733,388
	6/16/2022	(3)							7,950	244,463

Aaron Wilkins	Non-Equity Award		-	177,500	355,000
	6/16/2022	(2)				-	7,567	15,134		232,685
	6/16/2022	(3)							2,522	77,552

Miles Brittain	Non-Equity Award		-	179,375	358,750
	6/16/2022	(2)				-	7,567	15,134		232,685
	6/16/2022	(3)							2,522	77,552

Eric Stokes	Non-Equity Award		-	161,453	322,905
	6/16/2022	(2)				-	6,790	13,580		208,793
	6/16/2022	(3)							2,264	69,618

Michael Wray	Non-Equity Award		-	154,138	308,275
	6/16/2022	(2)				-	6,483	12,966		199,352
	6/16/2022	(3)							2,161	66,451

(1)

These columns show the possible payouts for each Named Executive Officer under the short-term incentive plans based on the goals set in December 2022. Additional information is included in the Executive Compensation Discussion and Analysis, and detail regarding actual awards under the short-term incentive plan is reported in the Summary Compensation table on page 41.

(2)	Awards represent the PSAs granted under the equity incentive plan. The methodology applied in determining these awards and how they are earned is discussed under “Equity Incentive Awards” above.
(3)	Awards represent the RSUs granted under the equity incentive plan. The methodology applied in determining these awards and how they are earned is discussed under “Equity Incentive Awards” above.
(4)

The amount included in this column represents the aggregate grant date fair value of awards granted in accordance with FASB ASC Topic 718. The assumptions used to calculate the grant date fair value for the stock awards are in Note 14 to the Consolidated Financial Statements included in Part II – Item 8, “Financial Statements and Supplementary Data” of the 2022 Annual Report to Shareholders.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END

The following table sets forth, for each of the Named Executive Officers, the equity awards made to each such Named Executive Officer that were outstanding as of December 31, 2022.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Scott Montross	60,313	$2,032,548
Aaron Wilkins	18,521	624,158
Miles Brittain	18,385	619,574
Eric Stokes	16,588	559,016
Michael Wray	12,397	417,779

(1)	The following table sets forth, for each of the Named Executive Officers, the number of shares outstanding as of December 31, 2022 for each of the equity incentive plan awards granted.

	PSAs granted March 26, 2020 (a)	RSUs granted March 26, 2020 (b)	PSAs granted March 18, 2021 (c)	RSUs granted March 18, 2021 (d)	PSAs granted June 16, 2022 (e)	RSUs granted June 16, 2022 (f)
Scott Montross	8,225	2,740	13,161	4,387	23,850	7,950
Aaron Wilkins	2,432	810	3,893	1,297	7,567	2,522
Miles Brittain	2,392	798	3,829	1,277	7,567	2,522
Eric Stokes	2,172	725	3,478	1,159	6,790	2,264
Michael Wray	938	312	1,877	626	6,483	2,161

(a)

These PSAs were granted on March 26, 2020 and vest based on the Company’s EBITDA Margin Performance over the measurement period. These PSAs vested on March 31, 2023, based on EBITDA Margin Performance for the 2020-2022 fiscal years; the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 159%.

(b)	These RSUs were granted on March 26, 2020 and vested on January 16, 2023.
(c)

These PSAs were granted on March 18, 2021 and vest based on the Company’s EBITDA Margin Performance over the measurement period. One-half of these PSAs vested on March 31, 2023 based on EBITDA Margin Performance for the 2021-2022 fiscal years; the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 126%. One-half of these PSAs will vest on April 1, 2024, based on EBITDA Margin Performance for the 2021-2023 fiscal years.

(d)	These RSUs were granted on March 18, 2021. One-half of these RSUs vested on January 16, 2023, and subject to continued employment, one-half of these RSUs will vest on January 15, 2024.
(e)	These PSAs were granted on June 16, 2022 and vest based on the Company’s EBITDA Margin Performance over the measurement period. One-third of these PSAs vested on March 31, 2023 based on EBITDA Margin Performance for the 2022 fiscal year; the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 132%. One-third of these PSAs will vest on April 1, 2024, based on EBITDA Margin Performance for the 2022-2023 fiscal years and one-third of these PSAs will vest on March 31, 2025, based on EBITDA Margin Performance for the 2022-2024 fiscal years.
(f)	These RSUs were granted on June 16, 2022. One-third of these RSUs vested on January 16, 2023, and subject to continued employment, one-third of these RSUs will vest on January 15, 2024 and January 15, 2025.

(2)	Market value is based on the closing market price of $33.70 of the Company’s Common Stock on December 31, 2022.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

2022 OPTION EXERCISES AND STOCK VESTED

The following table sets forth, for each of the Named Executive Officers, the number of shares acquired upon vesting of stock awards during 2022 and the related value realized upon such vesting. There were no issued, vested, or outstanding stock options during 2022.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Scott Montross	25,457	$688,160
Aaron Wilkins	6,982	186,755
Miles Brittain	6,975	186,988
Eric Stokes	6,319	169,336
Michael Wray	2,998	80,475

(1)

This column shows the number of shares acquired on vesting in 2022 by the Named Executive Officers. The actual number of shares received by these individuals from shares vested in 2022 (net of shares used to cover the applicable income taxes, if so elected) was as follows: Mr. Montross – 15,212, Mr. Wilkins – 3,587, Mr. Brittain – 4,137, Mr. Stokes – 3,875, and Mr. Wray – 1,943.

(2)	The value realized on vesting is based on the closing market price multiplied by the number of shares of stock vested on the applicable vesting date.

2022 NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth, for each of the Named Executive Officers, the earnings generated by the investments within the Deferred Compensation Plan, which was frozen in 2016, and the balance of each Named Executive Officer’s account under the Plan for the year ended December 31, 2022.

Name	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End
Scott Montross	$(20,450)	$-	$151,916
Aaron Wilkins	-	-	-
Miles Brittain	(11,679)	-	52,164
Eric Stokes	-	-	-
Michael Wray	(5,585)	-	21,324

EMPLOYMENT AGREEMENTS

William Smith. On April 8, 2022, the Company entered into a Separation Agreement (the “Agreement”), with Mr. Smith who served as the Company’s Executive Vice President of Water Transmission Engineered Systems until April 15, 2022, pursuant to which Mr. Smith will continue to be employed by the Company as a Consultant from April 16, 2022 to April 15, 2025. The Agreement provides for an annual base salary of $150,000 paid in equal installments in accordance with the Company’s regular payroll cycles, and coverage under the Company’s employee benefit plans. Pursuant to the Agreement, the Company affirmed the terms of Mr. Smith’s unvested RSUs to allow the 1,579 RSUs scheduled to vest on January 16, 2023 to vest as scheduled. In addition, the vesting of the 702 RSUs scheduled to vest on January 15, 2024 were accelerated to also vest on January 16, 2023. The Agreement provides for the forfeiture by Mr. Smith of any PSAs that were unvested at the time of his resignation as Executive Vice President. Pursuant to the Agreement, Mr. Smith is required to comply with certain confidentiality requirements. Mr. Smith did not previously have an employment agreement with the Company, other than a Change in Control Agreement.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

CHANGE IN CONTROL AGREEMENTS

Northwest Pipe Company has entered into change in control agreements (the “Agreements”) with certain executive officers. The Agreements for each of the Named Executive Officers is for a term ending July 31, 2023, provided that on July 31, 2023 and each anniversary thereafter, the term of the Agreement will be automatically extended by one year unless either party gives 90 days prior written notice that the term of an agreement shall not be so extended. If a “Change in Control” (as defined in the Agreements and described below) occurs during the term of the Agreements, the Agreements will continue in effect until two years after the Change in Control.

If an executive officer’s employment is terminated within two years after a Change in Control either by the Company without “Cause” (as defined in the Agreements and described below) or by the executive officer for “Good Reason” (as defined in the Agreements and described below), the executive officer will be entitled to receive their full base salary through the date of termination and any benefits or awards (both cash and stock) that have been earned or are payable through the date of termination plus (i) a lump sum payment equal to two years’ base salary (three years’ base salary in the case of Mr. Montross and one year’s base salary in the case of Messrs. Stokes and Wray) and (ii) an amount equal to two times the average cash bonuses paid to the executive officer during the previous three years (three times the average cash bonuses during the previous three years in the case of Mr. Montross and one times the average cash bonuses during the previous three years in the case of Messrs. Stokes and Wray). In addition, the executive officer would be entitled to the continuation of health and insurance benefits for certain periods and all outstanding equity compensation awards would immediately become fully vested, unless the award provides different vesting terms on a change in control of the Company. In the event that the payments made to an executive officer would be deemed to be a “parachute payment” under the Internal Revenue Code of 1986, an executive officer may choose to accept payment of a reduced amount that would not be deemed to be a “parachute payment.” If the payment made to an executive officer is deemed to be a “parachute payment”, the executive officer is responsible for the payment of any resulting taxes.

If an executive officer’s employment is terminated within two years after a Change in Control either by the Company for Cause or as a result of the executive officer’s disability or death, the executive officer will be entitled to receive their full base salary through the date of termination plus any benefits or awards (both cash and stock) that have been earned or are payable through the date of termination.

For purposes of the Agreements, a “Change in Control” includes (i) any merger or consolidation transaction involving the Company, unless the shareholders immediately before such transaction have more than 50% of the combined voting power of the outstanding voting securities of the surviving corporation immediately after the transaction, (ii) the acquisition by any person of 20% or more of the total combined voting power, (iii) the liquidation or the sale or other transfer of substantially all of the Company’s assets, and (iv) a change in the composition of the Board of Directors during any two-year period such that the directors in office at the beginning of the period and/or their successors who were elected by or on the recommendation of two-thirds of the directors in office at the beginning of the period do not constitute at least a majority of the Board. For purposes of the Agreements, “Good Reason” includes, but is not limited to, (i) an adverse change in the executive officer’s status, title, position(s), or responsibilities or the assignment to the executive of duties or responsibilities which are inconsistent with the executive officer’s status, title, or position, (ii) a reduction in the executive officer’s base salary or the failure to pay compensation otherwise due to the executive officer, (iii) a requirement that the executive officer be based anywhere other than within 25 miles of their job location before the Change in Control, (iv) the Company’s failure to continue any compensation or employee benefit plan or program in effect before the Change in Control or any act or omission that would adversely affect the executive officer’s continued participation in any such plan or program or materially reduce the benefits under such plan or program, (v) the Company’s failure to require any of its successors to assume its obligations under the Agreements within 30 days after a Change in Control, and (vi) any material breach of the Agreements by the Company. For purposes of the Agreements, “Cause” means the willful and continued failure to satisfactorily perform the duties assigned to the executive officer within a certain period after notice of such failure is given and commission of certain illegal conduct.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table shows estimates of the potential payments to Named Executive Officers if employment is terminated after a Change in Control either by the Company without Cause or by the executive officer for Good Reason. The amounts shown assume that the employment of each executive was terminated effective as of December 31, 2022. The table does not quantify benefits under plans that are generally available to salaried employees and do not discriminate in favor of Named Executive Officers, including the payment of accrued but unpaid salary, accrued but unused vacation pay, and benefits accrued under the qualified 401(k) defined contribution plan payable upon termination.

Name	Base Salary	Bonus	Equity Incentive Plan Awards (1)	Health and Insurance Benefits
Scott Montross	$1,955,700	$1,519,934	$2,402,271	$116,000
Aaron Wilkins	730,000	366,221	736,077	54,000
Miles Brittain	730,000	367,370	730,314	50,000
Eric Stokes	327,540	162,805	660,452	38,000
Michael Wray	312,700	135,683	481,541	75,000

(1)

The PSAs and RSUs outstanding as of December 31, 2022 were granted on March 26, 2020, March 18, 2021, and June 16, 2022. For the PSAs that vested on March 31, 2023, the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 159%, 126%, and 132% for the PSAs granted in 2020, 2021, and 2022, respectively. For the PSAs that will vest on April 1, 2024 and March 31, 2025, the estimated number of shares of Common Stock that would be issued was determined by multiplying the PSAs by a payout percentage of 126% and 132% for the PSAs granted in 2021 and 2022, respectively. Amounts are calculated based on the price of $33.70, the closing market price for the Company’s Common Stock on December 31, 2022.

PAY RATIO DISCLOSURE

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S‑K, a public company is required to disclose the median of the annual total compensation of all employees of a registrant (excluding the CEO), the annual total compensation of that registrant’s CEO, and the ratio of the median of the annual total compensation of all employees to the annual total compensation of the CEO.

In determining the median employee, a listing was prepared of the total annual cash compensation of each individual who was employed by the Company, other than the CEO, on December 31, 2022, the last day of the Company’s payroll year (whether employed on a full-time, part-time, or seasonal basis). The Company did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and it did not annualize the compensation for any full-time employees that were not employed by the Company for all of 2022. After identifying the median employee, the Company calculated annual total compensation for such employee using the same methodology used for the Named Executive Officers as set forth in the Summary Compensation table on page 41.

The annual total compensation for 2022 for the CEO was $2,534,019, and for the median employee was $63,910. The resulting ratio of the CEO’s annual total compensation to the median employee’s annual total compensation was 40 to 1.

The SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S‑K, the Company is providing the following pay versus performance table and related information which sets forth information concerning the compensation of the Company’s principal executive officer (“PEO”), Scott Montross, the President and CEO, and other NEOs for each of the years ended December 31, 2022, 2021, and 2020. The Company’s Compensation Committee does not directly use the information in this table or the related disclosures when making compensation decisions. For information regarding the Company’s pay-for-performance philosophy and how the Compensation Committee makes its decisions about NEO pay each year, refer to “Executive Compensation Discussion and Analysis” on page 33.

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO (1) (c)	Average Summary Compensation Table Total for Non-PEO NEOs (2) (d)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2) (e)	Total Shareholder Return (3) (f)	Peer Group Total Shareholder Return (3)(4) (g)	Net Income (in thousands) (h)	NIBT (in thousands) (i)	EBITDA Margin (5) (Supplemental)
2022	$2,534,019	$3,018,741	$976,283	$1,114,471	$101.17	$110.23	$31,149	$41,350	13.6%
2021	1,943,875	1,852,570	758,955	723,332	95.47	126.18	11,523	15,158	9.5
2020	1,962,273	2,352,277	675,609	757,896	84.96	113.43	19,050	25,634	14.4

(1)

SEC rules require certain adjustments be made to the Summary Compensation table totals to determine “compensation actually paid” as reported in the Pay versus Performance Table. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation table total compensation adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. The following table details these adjustments:

Scott Montross (PEO)	2022	2021	2020
Summary Compensation table total for PEO (column (b))	$2,534,019	$1,943,875	$1,962,273
Subtract equity awards included in Summary Compensation table total	(977,851)	(876,489)	(876,492)
Add year-end value of equity awards granted in the covered year that remain outstanding and unvested as of year-end	1,328,858	793,064	1,628,835
Change in value of equity awards granted in prior years that remain outstanding and unvested as of year-end	255,088	(164,412)	(109,520)
Change in value of equity awards vested in the covered year	(121,373)	156,532	(252,819)
Compensation Actually Paid to PEO (column (c))	$3,018,741	$1,852,570	$2,352,277

Average for Non-PEO NEOs	2022	2021	2020
Average Summary Compensation table total for Non-PEO NEOs (column (d))	$976,283	$758,955	$675,609
Subtract equity awards included in Summary Compensation table total	(291,172)	(256,594)	(205,269)
Add year-end value of equity awards granted in the covered year that remain outstanding and unvested as of year-end	395,691	232,171	381,461
Change in value of equity awards granted in prior years that remain outstanding and unvested as of year-end	62,807	(49,317)	(16,895)
Change in value of equity awards vested in the covered year	(29,138)	38,117	(51,514)
Subtract prior year-end value of equity awards deemed to fail to meet vesting conditions	-	-	(25,496)
Compensation Actually Paid to Non-PEO NEOs (column (e))	$1,114,471	$723,332	$757,896

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

(2)	The NEOs whose compensation amounts are included for each year are as follows:
•	2022:	Aaron Wilkins, Miles Brittain, Eric Stokes, and Michael Wray
•	2021:	Aaron Wilkins, William Smith, Miles Brittain, and Eric Stokes
•	2020:	Aaron Wilkins, William Smith, Miles Brittain, Eric Stokes, and Robin Gantt. In 2020, Robin Gantt retired as Chief Financial Officer, and Aaron Wilkins was appointed to that position, resulting in five NEOs included in average compensation.
(3)	The Company’s total shareholder return (“TSR”) and the peer group TSR for each applicable year is calculated based on a fixed investment of $100 on December 31, 2019 on the same cumulative basis as is used in Item 201(e) of Regulation S‑K.
(4)

Peer group TSR is weighted according to the respective companies’ stock market capitalization at the beginning of the measurement period, which is December 31, 2019 for each year in the table. The Peer Group reflected in this table, which is used in the Company’s stock performance chart in Part II, Item 5 of its 2022 Annual Report to Shareholders, includes: Ampco-Pittsburgh Corporation, Badger Meter, Inc., Circor International, Inc., DMC Global Inc., L.B. Foster Company, Insteel Industries, Inc., Lindsay Corporation, Luxfer Holdings, PLC, Mueller Water Products, Inc., and Orion Group Holdings, Inc. In 2021 and 2020, the Company’s stock performance chart in Part II, Item 5 of the Company’s respective annual reports to shareholders disclosed the Russell 2000 Index and the S&P 600 Construction Machinery and Heavy Trucks Index. The TSR for these indices were as follows:

	•	Russell 2000 Index: $119.96 in 2020, $137.74 in 2021, and $109.59 in 2022
	•	S&P 600 Construction Machinery and Heavy Trucks Index: $112.99 in 2020, $129.13 in 2021, and $137.42 in 2022
(5)

Earnings Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”) Margin is supplemental to this disclosure and represents EBITDA as a percentage of total net sales. The Company’s method for calculating EBITDA is to deduct depreciation, amortization, and interest income and expense from the Company’s reported income before income taxes. From that, adjustments to EBITDA are occasionally necessary to consider unusual events or other timing differences. These items typically align with the types of adjustments provided for in the Reconciliation of Non-GAAP Measures which can be found in the Company’s quarterly earnings releases. When the Company adjusts financial measures such as EBITDA, those are considered equally for bonus programs affecting all employees, and as they relate to the compensation of the PEO and NEOs, require the explicit approval of the Company’s Compensation Committee.

RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND FINANCIAL PERFORMANCE

Compensation Actually Paid and Total Shareholder Return

Compensation actually paid in 2020 was elevated slightly by meeting maximum vesting levels for performance-based equity awards due largely to the addition of Geneva in January 2020. Subsequent to that award and with additional investment in the Precast segment, the Company elected to increase the EBITDA Margin required to be achieved to realize a maximum payout in order to better reflect the higher profit potential for the broader Company.

Compensation Actually Paid, Net Income, and Net Income Before Income Tax (“NIBT”)

Compensation actually paid moved in relation with the Company’s profitability, as expected, considering the design of the Company’s bonus programs are heavily weighted toward obtaining threshold, target, and maximum NIBT levels for the cash-based incentive compensation plan.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Compensation Actually Paid and EBITDA Margin

Compensation actually paid moved in relation with the Company’s profitability, as expected, considering the designs of the Company’s bonus programs are heavily weighted toward obtaining threshold, target, and maximum level EBITDA Margins for the equity-based incentive compensation plan. As mentioned above, the Company increased its EBITDA Margin target starting in 2021 to account for the greater potential brought on by the larger and more diversified business the addition of Precast provides.

RELATIONSHIP BETWEEN TOTAL SHAREHOLDER RETURN OF THE COMPANY AND THE PEER GROUP

The Company chose its 2022 Peer Group based on relative size as well as industries it serves. Due to the acquisition of ParkUSA, the Company has included digital water companies that tend to earn a higher trading valuation. The Company believes this is representative based on the intended strategic transformation that the Company intends to realize from recent and future acquisitions coupled with organic growth of the ParkUSA products.

The Peer Group TSR is calculated after considering the relative size of the peers based on market capitalization. Evaluated with the eleven companies in the Peer Group, Northwest Pipe Company ranked fourth over the three years presented, third over the previous two years, and second for the single year ended December 31, 2022.

This graph supplements the graph above and reflects the 2022 Peer Group TSR based on a simple average, rather than weighted for market capitalization.

The Company’s 2022 TSR was just slightly better than where it started in 2019, a near record year for SPP, despite growing consolidated annual gross profit 82% between 2019 and 2022.

| Notice and Proxy Statement | 2023

PROPOSAL #2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

TABULAR LIST OF THE MOST IMPORTANT MEASURES

The only performance measures used by the Company to link executive compensation actually paid to Company performance during the year ended December 31, 2022, in no particular order, are:

•	Net Income Before Income Tax
•	Earnings Before Interest, Income Taxes, Depreciation, and Amortization Margin (EBITDA Margin)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Franson, Larson, and Paschal served on the Compensation Committee in 2022. All members of the Committee were independent directors, and no member has ever been an officer or employee of the Company. During 2022, none of the executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on the Company’s Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Executive Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee has recommended to the full Board of Directors that the Executive Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

COMPENSATION COMMITTEE

Michael Franson, Chairperson

Keith Larson

Irma Lockridge

John Paschal

| Notice and Proxy Statement | 2023

PROPOSAL #3: ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

PROPOSAL #3: ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF 1 YEAR IN THIS PROPOSAL.

In accordance with Section 14A of the Exchange Act, the Board of Directors is asking shareholders to approve an advisory resolution on the frequency with which the advisory vote on executive compensation set forth above will be held.

The advisory vote on the frequency of the advisory vote on executive compensation is a non-binding vote as to how often the executive compensation advisory vote should occur: every one year, every two years, or every three years. You may either vote for one of these alternative frequencies or, if you desire, abstain from voting on this matter. The text of the resolution to be voted upon is as follows:

“RESOLVED, that the shareholders of Northwest Pipe Company approve, on an advisory basis, having the shareholder vote on the compensation of the Company’s Named Executive Officers listed in the annual proxy statement occur with the frequency (i.e., every one year, every two years, or every three years) for which the highest number of votes are cast at the 2023 Annual Meeting of Shareholders.”

After considering the benefits and consequences of each option for the frequency of the say-on-pay advisory vote, the Board of Directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for the Company. Therefore, the Board recommends that you vote for conducting the advisory vote on executive compensation every year.

The Board believes that an annual advisory vote on executive compensation provides the highest level of accountability and communication. An annual vote will allow shareholders to provide the Company with direct input on the executive compensation information presented in the proxy statement each year. Additionally, an annual advisory vote is consistent with the Company’s policy of engaging in discussions with shareholders on corporate governance and compensation matters.

The option of every one year, every two years, or every three years that receives the highest number of votes cast by shareholders will be deemed to be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because the final vote is advisory in nature and therefore not binding on the Company, the Board of Directors may decide that it is in the best interests of the shareholders and the Company to hold the advisory vote on executive compensation more or less frequently than the option approved by shareholders.

| Notice and Proxy Statement | 2023

PROPOSAL #4: RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP

PROPOSAL #4: RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. While Northwest Pipe Company is not required by its bylaws or other governing documents or law to seek shareholder ratification of the appointment of Moss Adams LLP as its independent registered public accounting firm, it is doing so as a matter of good corporate governance. If the shareholders do not ratify the selection, the Audit Committee will take the vote into consideration when determining whether or not to retain Moss Adams. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The Audit Committee believes that the continued retention of Moss Adams as Northwest Pipe Company’s independent registered public accountants is in the best interests of its shareholders.

Representatives of Moss Adams are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

DISCLOSURE OF FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees for services billed by the Company’s principal accountant, Moss Adams LLP, for the years ended December 31, 2022 and 2021 were as follows:

Principal Accountant Service Fees	2022	2021
Audit fees (1)	$1,388,000	$1,232,500
Audit-related fees	-	-
Tax fees	-	-
All Other fees	-	-

Total fees	$1,388,000	$1,232,500

(1)

Audit fees include fees for the audit of the annual financial statements, including required quarterly reviews, the audit of the Company’s internal control over financial reporting, and services in connection with other regulatory filings. In addition, the Company reimbursed out-of-pocket expenses incurred in the performance of their services of approximately $6,500 and $10,200 to Moss Adams for the years ended December 31, 2022 and 2021, respectively.

PRE-APPROVAL PROCESS

To help assure independence of the independent auditors, the Audit Committee has established a process for the pre-approval of all audit and permissible non-audit services provided by the independent auditor; provided, however, that de minimis services may instead be approved by the CEO or the CFO. All of the fees shown in the principal accountant fees schedule for 2022 and 2021 were approved in accordance with this policy.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All potential related party transactions must be reported to the Corporate Secretary and, if determined by the Corporate Secretary to constitute a related party transaction, referred for prior approval and oversight by the Audit Committee in accordance with the Company’s Related Party Transactions Policy, which was adopted in October 2022. In determining whether to approve a related party transaction, the Audit Committee will consider the following factors, among others, to the extent relevant to the related party transaction:

•	whether the terms of the related party transaction are fair to the Company and would apply on the same basis if the transaction did not involve a related party;
•	whether there are any compelling business reasons for the Company to enter into the related party transaction and the nature of alternative transactions, if any;
•	whether the related party transaction would impair the independence of an otherwise independent director or nominee for director;
•	whether the transaction was undertaken in the ordinary course of business of the Company;
•	whether the related party transaction would present an improper conflict of interest for any director, nominee for director, or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, nominee for director, executive officer, or other related party, the direct or indirect nature of the director’s, nominee’s, executive officer’s, or other related party’s interest in the transaction and the ongoing nature of any proposed relationship; and
•	any other factors the Audit Committee deems relevant.

Since January 1, 2022, there has not been any transaction or series of transactions to which Northwest Pipe Company was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, or holder of more than 5% of the Company’s Common Stock, or members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation arrangements with the Company’s executive officers and directors, all on terms described under “Executive Compensation and Risk” above.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The table below sets forth certain information, as of April 13, 2023 except as otherwise noted, regarding the beneficial ownership of the Common Stock by: (i) each person known by the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) each of the Named Executive Officers, (iii) each of the Company’s directors and the director nominees, and (iv) all directors, director nominees, and executive officers as a group. The address of each of the Named Executive Officers and directors is c/o Northwest Pipe Company, 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684.

	Shares Beneficially Owned (1)
	Shares	Percent
Certain Beneficial Owners:
BlackRock, Inc. (2)	967,934	9.8%
55 East 52nd Street
New York, NY 10055
Royce & Associates, LP (3)	925,799	9.3%
745 Fifth Avenue
New York, NY 10151
Dimensional Fund Advisors LP (4)	753,286	7.6%
6300 Bee Cave Road, Building One
Austin, TX 78746
Directors and Nominees:
Michael Franson	16,924	*
Amanda Julian	6,783	*
Keith Larson	14,377	*
Irma Lockridge	682	*
John Paschal	9,092	*
Richard Roman	26,334	*
Named Executive Officers:
Scott Montross	112,409	1.1%
Aaron Wilkins	19,149	*
Miles Brittain	24,141	*
Eric Stokes	17,879	*
Michael Wray	10,253	*
All directors and executive officers as a group (12 persons):	266,617	2.7%

(*)	Represents beneficial ownership of less than one percent of the outstanding Common Stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting power and investment power with respect to shares.
(2)

The information as to beneficial ownership is based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 24, 2023, reflecting its beneficial ownership of Common Stock as of December 31, 2022. The Schedule 13G/A states BlackRock, Inc. has sole voting power with respect to 956,029 shares of Common Stock and sole dispositive power with respect to 967,934 shares of Common Stock.

(3)

The information as to beneficial ownership is based on a Schedule 13G/A filed with the SEC by Royce & Associates, LP on January 24, 2023, reflecting its beneficial ownership of Common Stock as of December 31, 2022. The Schedule 13G/A states Royce & Associates, LP has sole voting and dispositive power with respect to 925,799 shares of Common Stock.

(4)

The information as to beneficial ownership is based on a Schedule 13G/A filed with the SEC by Dimensional Fund Advisors LP on February 10, 2023, reflecting its beneficial ownership of Common Stock as of December 30, 2022. The Schedule 13G/A states Dimensional Fund Advisors LP has sole voting power with respect to 739,405 shares of Common Stock and sole dispositive power with respect to 753,286 shares of Common Stock.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a‑8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company’s 2023 proxy statement. Any such proposal must be received by the Company not later than January 6, 2024 for the 2024 Annual Meeting of Shareholders. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement. Alternatively, under the Company’s bylaws, a proposal or nomination that a shareholder does not seek to include in the Company’s proxy statement pursuant to Rule 14a‑8 may be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of shareholders as first specified in the Company’s notice of such annual meeting, unless notice or public disclosure of the date of the meeting occurs less than 60 days prior to the date of such meeting, in which event, shareholders may deliver such notice not later than the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. A shareholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder’s ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the annual meeting. If the shareholder does not also comply with the requirements of Rule 14a‑4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareholder.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Although the Company encourages you to read this Proxy Statement in its entirety, this question and answer section is included to provide some background information and brief answers to several questions you might have about the Annual Meeting.

Q:	Why is the Company providing these materials?

A:

The Company’s Board of Directors is providing these proxy materials to you in connection with the Company’s Annual Meeting of Shareholders, which will take place virtually via webcast on Thursday, June 22, 2023, at 7:00 a.m. Pacific Time. Shareholders are requested to vote on the proposals described in this Proxy Statement.

Q:	Where will the Annual Meeting be held and how can I attend?

A:

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. While there will be no physical location, shareholders may participate by visiting www.virtualshareholdermeeting.com/NWPX2023. To participate in the Annual Meeting, you will need your unique 16‑digit control number printed in the box and marked by the arrow on your proxy card or on the voting instructions from your stockbroker, bank, or other nominee that accompanied your proxy materials. If you lose your unique 16‑digit control number in advance of the Annual Meeting, you may join the Annual Meeting as a “Guest”, even without your 16‑digit control number, by visiting www.virtualshareholdermeeting.com/NWPX2023, but you will not be able to vote or ask questions. Attendees will be required to comply with meeting guidelines and procedures available at www.virtualshareholdermeeting.com/NWPX2023.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

Access to the webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting, and are encouraged to access the meeting prior to the start time.

Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/NWPX2023 on the day of the Annual Meeting. Webcast replay of the Annual Meeting will be available shortly after the meeting at www.nwpipe.com.

Q:	Why hold a virtual meeting?

A:

As part of the Company’s efforts to encourage broader participation in the Annual Meeting, the Company believes that hosting a virtual meeting is in the best interest of the Company and its shareholders. Virtual attendance at the Annual Meeting constitutes presence in person under the Company’s Bylaws.

Q:	Will you hold the Annual Meeting of Shareholders virtually next year?

A:

The Company will decide whether to hold the 2024 Annual Meeting of Shareholders virtually, in person, or a combination of both once it weighs the benefits and detriments of virtual and in-person meetings following this year’s Annual Meeting.

Q:	What information is contained in these materials?

A:

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and the Company’s most highly paid officers, and other required information.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are four proposals scheduled to be voted on at the Annual Meeting:
•	the election of three members of the Board of Directors (Proposal #1);
•	the advisory vote on executive compensation (Proposal #2);
•	the advisory vote on the frequency of shareholder advisory votes on executive compensation (Proposal #3); and
•	the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Proposal #4).

The Company will also consider other business that properly comes before the Annual Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:

The Board of Directors recommends that you vote your shares “FOR” the election of the Board’s nominees for election to the Board of Directors, “FOR” the advisory vote on executive compensation, for the “1 YEAR” option for the advisory vote on the frequency of shareholder advisory votes on executive compensation, and “FOR” the ratification of the appointment of Moss Adams LLP.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

Q:	What shares owned by me can be voted?

A:

All shares of the Company’s Common Stock owned by you as of the close of business on April 13, 2023 (the “Record Date”) may be voted by you. You may cast one vote per share of Common Stock that you held on the Record Date. These shares include shares that are: (i) held directly in your name as the shareholder of record, and (ii) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most of the Company’s shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company as described below under “How can I vote my shares without attending the Annual Meeting?” You are also entitled to attend the Annual Meeting and to vote electronically, as described below under “How can I vote my shares at the Annual Meeting?”

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has sent you a voting instruction form, instead of a proxy card, that describes how you can direct the broker or nominee to vote your shares. You may submit voting instructions by Internet or telephone, or you may complete and mail a voting instruction form in the enclosed prepaid and addressed envelope. You may also attend the Annual Meeting and vote electronically, as described below under “How can I vote my shares at the Annual Meeting?”

Q:	How can I vote my shares at the Annual Meeting?

A:

You may vote your shares online during the Annual Meeting. To vote, you will need your unique 16‑digit control number printed in the box and marked by the arrow on your proxy card or on the voting instructions from your stockbroker, bank, or other nominee that accompanied your proxy materials. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/NWPX2023. Virtual attendance at the Annual Meeting constitutes presence in person under the Company’s Bylaws.

Even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

The Company will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting webcast. If you encounter any difficulties accessing the virtual meeting webcast during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

Q:	How can I vote my shares without attending the Annual Meeting?

A:

To vote shares held directly in your name as the shareholder of record, without attending the meeting, please sign, date, and return the enclosed proxy card, or follow the instructions for Internet or telephone voting on the enclosed proxy card. This way your shares will be represented whether or not you are able to attend the meeting.

To vote shares held in street name, without attending the meeting, please follow the instructions provided by your broker.

Q:	Can I change my vote?

A:

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by entering a new vote by Internet, by telephone, by delivering a written notice of revocation to the Company’s Corporate Secretary, by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions), or by attending the Annual Meeting and voting electronically live via the Internet. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you vote at the meeting.

Q:	How are votes counted?

A:

In the election of directors, you may vote “FOR” or “WITHHOLD AUTHORITY” from voting for the director nominees. If you vote your shares without providing specific instructions, your shares will be voted “FOR” the nominees for election to the Board of Directors. If you vote to “WITHHOLD AUTHORITY” for a nominee for election as a director, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be counted and will have no effect in determining whether the nominee is elected (though it may influence whether such nominee is asked to resign in accordance with the Company’s Corporate Governance Principles).

With respect to the proposals for the advisory vote on executive compensation and the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm, you may vote “FOR” or “AGAINST” or “ABSTAIN.” With respect to the advisory vote on the frequency of holding an advisory vote on executive compensation, you may vote “1 YEAR” or “2 YEARS” or “3 YEARS” or “ABSTAIN.” If you vote your shares without providing specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. If you vote to “ABSTAIN,” the shares represented will be counted as present for the purpose of determining a quorum, but with respect to any proposal on which there was a vote to “ABSTAIN” they will not be counted and will have no effect in determining whether the proposal is approved.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote or votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is not voting on non-routine matters. A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine. Proposal No. 4 (ratification of Moss Adams LLP) is considered a routine matter, so unless you have provided otherwise, your broker will have discretionary authority to vote your shares on this proposal. Proposals No. 1 (election of directors), No. 2 (advisory vote on executive compensation), and No. 3 (advisory vote on the frequency of shareholder advisory votes on executive compensation) are considered non-routine matters, so unless you have provided instructions to your broker with respect to Proposals No. 1, 2, and 3 your broker will not have authority to vote your shares on any of those proposals and your shares will constitute broker non-votes. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of shares entitled to vote or votes cast for or against a proposal.

Q:	What is the quorum requirement for the Annual Meeting?

A:

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Virtual attendance at the Annual Meeting constitutes presence in person for quorum purposes at the meeting.

Q:	What is the voting requirement to approve the proposals?

A:	Proposal No. 1: The proposal for the election of the director nominees requires the affirmative “FOR” vote of a plurality of the votes cast in the election.

Proposal No. 2: The proposal for the advisory vote on executive compensation requires the affirmative “FOR” vote of a majority of the votes cast on the proposal.

Proposal No. 3: The proposal for the advisory vote on the frequency of shareholder advisory votes on executive compensation requires the option that receives the highest number of votes cast by shareholders will be the frequency selected by shareholders.

Proposal No. 4: The proposal for the ratification of the appointment of Moss Adams LLP for the year ending December 31, 2023 requires the affirmative “FOR” vote of a majority of the votes cast on the proposal.

Q:	Who are the proxyholders and what do they do?

A:

The two people named as proxyholders on the proxy card, Scott Montross, President and CEO, and Richard Roman, Chairperson of the Board, were designated by the Board of Directors. The proxyholders will vote all properly tendered proxies (except to the extent that authority to vote has been withheld) and where a choice has been specified by you as provided in the proxy card, it will be voted in accordance with the instructions you indicate on the proxy card. If you vote your shares without providing specific instructions regarding each of the proposals, your shares will be voted on each proposal as recommended by the Board.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

Q:	What does it mean if I receive more than one set of proxy materials?

A:

You may receive more than one set of proxy materials. For example, if you hold your shares in more than one brokerage account, you may receive a separate set of proxy materials for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one set of proxy materials. Please vote your shares for each set of proxy materials that you receive by following the instructions on the enclosed proxy card.

Q:	How may I request multiple sets of proxy materials if two or more shareholders reside in my household?

A:

To minimize expenses, one proxy statement and one annual report to shareholders may be delivered to two or more shareholders who share an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the proxy statement and annual report was delivered. Requests for additional copies of the proxy statement and annual report, and requests that in the future separate documents be sent to shareholders who share an address, should be directed by writing to the Company’s Corporate Secretary, Northwest Pipe Company, 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684 or by phone at 360‑397‑6250.

Q:	How can I revoke my proxy?

A:	You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to do this, you may do any of the following:
•	sign and return another proxy card bearing a later date;
•	enter a new vote by Internet or by telephone following the instructions on the proxy card;
•	provide written notice of the revocation to the Company’s Corporate Secretary, Northwest Pipe Company, 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684, prior to the vote at the Annual Meeting; or
•	attend the virtual meeting and electronically vote live via the Internet.

Q:	Where can I find the voting results of the Annual Meeting?

A:

The Company will announce preliminary voting results at the Annual Meeting and publish final results in the Company’s Current Report on Form 8‑K filed by the Company within four business days after the Annual Meeting.

Q.	What happens if additional proposals are presented at the Annual Meeting?

A:

Other than the proposals described in this Proxy Statement, the Company does not expect any additional matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Scott Montross, President and CEO, and Richard Roman, Chairperson of the Board, will vote your shares on any additional matters properly presented for a vote at the Annual Meeting in a manner directed by a majority of the Board of Directors.

Q:	Who will count the vote?

A:	Broadridge Financial Solutions, Inc. will tabulate the votes and certify the results.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

Q:	Is my vote confidential?

A:

Proxy cards, instructions, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, or (iii) to facilitate a successful proxy solicitation by the Board of Directors. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to the Company’s management.

Q:	Who will bear the cost of soliciting proxies for the Annual Meeting?

A:

The Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by the Company’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. The Company may also engage a proxy solicitation firm or other professional advisors to assist in the solicitation of proxies and provide related advice and support. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

| Notice and Proxy Statement | 2023

ADDITIONAL INFORMATION

2022 ANNUAL REPORT

A copy of the Company’s 2022 Annual Report to Shareholders accompanies this Proxy Statement. The Company will provide, without charge, on the written request of any beneficial owner of shares of the Company’s Common Stock entitled to vote at the Annual Meeting, additional copies of the Company’s Annual Report. Written requests should be mailed to the Company’s Corporate Secretary, Northwest Pipe Company, 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684.

By Order of the Board of Directors,

Scott Montross President and Chief Executive Officer Vancouver, Washington April 17, 2023

| Notice and Proxy Statement | 2023

NORTHWEST PIPE COMPANY
201 NE PARK PLAZA DR., SUITE 100
VANCOUVER, WA 98684

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NWPX2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

For comments and/or address changes, please send them via email to: investors@nwpipe.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V05111-P88254

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHWEST PIPE COMPANY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Irma Lockridge, for a two-year term, expiring 2025	☐	☐
1b. Scott Montross, for a three-year term, expiring 2026	☐	☐
1c. John Paschal, for a three-year term, expiring 2026	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 4, and FOR 1 YEAR on Proposal 3.

		For	**Against**	**Abstain**
2. Approve, on an Advisory Basis, Named Executive Officer Compensation		☐	☐	☐
	1 Year	**2 Years**	**3 Years**	**Abstain**
3. Approve, on an Advisory Basis, Frequency of Shareholder Advisory Votes on Executive Officer Compensation	☐	☐	☐	☐
		For	**Against**	**Abstain**
4. Ratify the Appointment of Moss Adams LLP as the Company's independent registered public accounting firm		☐	☐	☐

NOTE: Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

| Notice and Proxy Statement | 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V05112-P88254

NORTHWEST PIPE COMPANY
Annual Meeting of Shareholders
June 22, 2023 7:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard Roman and Scott Montross, or each of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NORTHWEST PIPE COMPANY that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held via webcast on Thursday, June 22, 2023, at 7:00 a.m. Pacific Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the nominees named in Proposal 1, FOR Proposals 2, 4, and FOR 1 YEAR on Proposal 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side

| Notice and Proxy Statement | 2023